Exhibit 99.2

Quarterly Investor Supplement June 30, 2016 This report should be read in conjunction with Voya Financial, Inc.‘s Quarterly Report on Form 10-Q for the six months ended June 30, 2016. Voya Financial’s Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited. Certain reclassifications have been made to prior period financial information to conform to current period classification.

Voya Financial

Table of Contents

Page

Consolidated

Explanatory Note on Non-GAAP Financial Information 3—5

Organizational Chart 6

Consolidated Balance Sheets 7

Consolidated Statements of Operations 8

Key Metrics 9

Operating Revenues and Operating Earnings by Segment 10

Consolidated Earnings Before Income Taxes 11

Operating Earnings by Segment (QTD) 12

Operating Earnings by Segment (YTD) 13

Adjusted Operating Earnings Before Interest, After Income Taxes 14

Adjusted Operating Return on Capital and Return on Equity 15

Ongoing Business Sources of Operating Earnings 16

DAC/VOBA Segment Trends 17

Consolidated Capital Structure 18

Consolidated Assets Under Management/Assets Under Administration 19

Retirement

Operating Earnings 21

Sources of Operating Earnings 22

Assets Under Management/Assets Under Administration 23

Assets Under Management Rollforward 24

Annuities

Operating Earnings 26

Sources of Operating Earnings 27

Assets Under Management 28

Assets Under Management Rollforward 29

Investment Management

Operating Earnings 31

Sources of Operating Earnings 32

Key Metrics 33

Account Value Rollforward by Source 34

Account Value by Asset Type 35

Individual Life

Operating Earnings 37

Sources of Operating Earnings 38

Key Metrics 39

Employee Benefits

Operating Earnings 41

Sources of Operating Earnings 42

Key Metrics 43

Page

Corporate

Operating Earnings 45

Closed Blocks

Closed Block Other Operating Earnings 47

Closed Block Variable Annuity Income (Loss) Before Income Taxes 48

Closed Block Variable Annuity Death and Living Benefits 49

Closed Block Variable Annuity Assets Under Management Rollforward 50

Investment Information

Portfolio Composition 52

Portfolio Results 53

Alternative Investment Income 54

Unrealized Gains (Losses) 55

Asset Backed Securities 56

RMBS Securities Summary 57

CMBS and Other Asset-Backed Securities Summary 58

Mortgage Loans on Real Estate 59

US and Foreign Corporate Securities 60

Exposure to European Debt—Fixed Maturities and Equity Securities 61

Reconciliations

Reconciliation of Operating Revenues and Earnings by Segment 63

Reconciliation of Operating Revenues by Segment 64

Reconciliation of Ongoing Business Adjusted Operating Earnings to Net

Income (Loss) 65

Reconciliation of Adjusted Operating Earnings 66—67

Reconciliation of Adjusted Operating Earnings and Calculation of

Adjusted Operating Return on Capital 68—70

Reconciliation of Ongoing Business Adjusted ROE and Capital 71

Impacts of Prepayments and Alternative Income Above (Below) Long-

Term Expectations 72

Calculation of ROE and ROC 73

Reconciliation of Operating Earnings Per Share: Book Value Per Share

Excluding AOCI 74

Reconciliation of Average Capital: Debt to Capital, Excluding AOCI 75

Reconciliation of Ongoing Business Sources of Earnings 76—78

Reconciliation of Investment Management Operating Margin, Excluding

Investment Capital 79

Additional Information

Fixed Maturity Securities—Businesses Exited Through Reinsurance 81

Ratings 82

Voya Financial

Explanatory Note on Non-GAAP Financial Information

Operating Earning Before Income Taxes

Operating earnings before income taxes is a financial measure we use to evaluate segment performance. We believe that operating earnings before income taxes provides a meaningful measure of our business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of our underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. We use the same accounting policies and procedures to measure segment operating earnings before income taxes as we do for consolidated Net income (loss). We also report operating earnings on an aggregate basis (both before and after income taxes) for both our Ongoing Business and for our Company as a whole.

Operating earnings before income taxes does not replace Net income (loss) as the U.S. GAAP measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Net income (loss) and Operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:

• Net investment gains (losses), net of related amortization of deferred policy acquisition costs (“DAC”), value of business acquired (“VOBA”), sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option (“FVO”) unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

• Net guaranteed benefit hedging gains (losses), which are significantly influenced by economic and market conditions, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in our nonperformance spread;

• Income (loss) related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions);

• Income (loss) attributable to noncontrolling interest;

• Income (loss) related to early extinguishment of debt;

• Impairment of goodwill, value of management contract rights and value of customer relationships acquired;

• Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments; and

• Other items, including restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

Operating earnings before income taxes, when presented on a consolidated basis, also does not reflect the results of operations of our CBVA segment because this segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics or generating net income. As a result of this focus on regulatory and rating agency capital, the financial results of the CBVA segment presented in accordance with GAAP tend to exhibit a high degree of volatility based on factors, such as the asymmetry between the accounting for certain liabilities and the corresponding hedging assets, and gains and losses due to changes in nonperformance risk, that are not necessarily reflective of the economic costs and benefits of our CBVA business. When we present the adjustments to Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment.

Income (loss) related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions) is excluded from the results of operations from Operating earnings before income taxes. When we present the adjustments to Net Income (loss) before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited through reinsurance or divestment.

Effective April 1, 2015, we disposed of, via reinsurance, retained group reinsurance policies. Consistent with our practice to exclude business (including blocks of business) exited via reinsurance or divestment from Operating earnings before income taxes and from Operating revenues, beginning in the second quarter of 2015, the revenues and expenses of this reinsured block of business are excluded from these metrics.

Effective October 1, 2015, we disposed of, via reinsurance, a block of in-force term life contracts. Consistent with our practice to exclude business (including blocks of business) exited via reinsurance or divestment from operating earnings before income taxes and from operating revenues, beginning in the fourth quarter of 2015, the revenues and expenses of these reinsured blocks of business are excluded from these metrics.

The most directly comparable U.S. GAAP measure to Operating earnings before income taxes is Net income (loss) before income taxes. For a reconciliation of Operating earnings before Net income taxes to Net income (loss) before income taxes, and from Total Operating earnings before income taxes to Total adjusted operating earnings before income taxes, refer to the “Reconciliations” section in this document.

Voya Financial Explanatory Note on Non-GAAP Financial Information Adjusted Operating Earnings and Ongoing Business Adjusted Operating Earnings Adjusted operating earnings is also a non-GAAP financial measure. This measure excludes from Operating earnings before income taxes the following items: • DAC/VOBA and other intangibles unlocking; • The net gains included in operating earnings from a distribution of cash in conjunction with a Lehman Brothers bankruptcy settlement for assets held in a partnership owned by the Company, and losses on certain receivables associated with the previously disposed Low Income Housing Tax Credit partnerships (“LIHTC”); • A gain related to the amendment or recapture of certain reinsurance agreements during 2014; • The net loss included in operating earnings from the sale of certain alternative investments and investment income associated with assets disposed of during the portfolio restructuring effected during 2012; and • Interest expense related to debt in our Corporate segment. Because DAC/VOBA and other intangibles unlocking can be volatile, excluding the effect of this item can improve period to period comparability. The net gain from the Lehman Brothers bankruptcy settlement, loss from the disposition of low-income housing tax credit partnerships, gain on reinsurance recapture, and impact of investment portfolio restructuring affected run-rate results and we believe that this effect is not reflective of our ongoing performance. We report Ongoing Business operating earnings before income taxes (both adjusted and unadjusted as described above) because we believe this measure is a useful indicator of the business performance for our Ongoing Business segments, excluding the effect of our Closed Blocks and Corporate segments. Adjusted operating earnings before income taxes and Ongoing Business adjusted operating earnings before income taxes are each non-GAAP measures. For a reconciliation of each of these non-GAAP measures to the most directly comparable U.S. GAAP measure, refer to the “Reconciliations” section in this document. Ongoing Business Adjusted Operating ROE/ROC We report Ongoing Business adjusted operating ROE and adjusted operating ROC because we believe these measures are useful indicators of how effectively we use capital resources allocated to our Ongoing Businesses. The most directly comparable U.S. GAAP measure to Ongoing Business adjusted operating ROE and adjusted operating ROC is return on equity. For a reconciliation of these non-GAAP measures to return on equity, refer to the “Reconciliations” section in this document. Operating Earnings per Share; Shareholders’ Equity/Book Value per Share, Excluding AOCI In addition to Net income (loss) per share, we report Operating Earnings per Share because we believe that operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors. In addition to book value per share including accumulated other comprehensive income (AOCI), we also report book value per share excluding AOCI and shareholders’ equity excluding AOCI. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per share excluding AOCI and shareholders’ equity excluding AOCI provide a measure consistent with that view. For a reconciliation of these non-GAAP measures to Net income (loss) per share and book value per share, refer to the “Reconciliations” section in this document. Page 4 of 82 PLAN INVEST PROJECT VOYA FINANCIAL

Voya Financial Page 5 of 82 Explanatory Note on Non-GAAP Financial Information

Operating Revenues

Operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment’s Operating revenues are calculated by adjusting Total revenues for the following items:

• Net realized investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;

• Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes our nonperformance spread;

• Revenues related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold related to these transactions);

• Revenues attributable to noncontrolling interest; and

• Other adjustments to operating revenues primarily reflect fee income earned by our broker dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties, and the elimination of intercompany investment expenses included in operating revenues.

Operating revenues also excludes the revenues of our CBVA segment, since this segment is managed to focus on protecting regulatory and rating agency capital rather than generating operating earnings. When we present the adjustments to Total revenues on a consolidated basis, each adjustment excludes the relative portions attributable to our CBVA segment and the relative portions attributable to businesses exited through reinsurance or divestment.

The most directly comparable U.S. GAAP measure to Operating revenues is Total revenues. For a reconciliation of Operating revenues to Total revenues, refer to the “Reconciliations” section in this document.

Sources of Earnings

We analyze our ongoing businesses performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Operating earnings (loss) before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Operating earnings (loss) before income taxes of our ongoing businesses. The sources of earnings are defined as such:

• Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

• Fee based margin consists primarily of fees earned on assets under management (“AUM”), assets under administration (“AUA”), and transaction based recordkeeping fees.

• Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.

• Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

• Trail commissions are commissions paid that are not deferred and thus recorded directly to expense.

• For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.

For a reconciliation of the sources of earnings presentation to the line items within Operating revenues and Operating benefits and expenses, refer to the “Reconciliations” section in this document.

Other Information

Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total. Certain reclassifications have been made to prior period financial information to conform to current period classification.

Voya Financial Organizational Chart

Voya Financial

Consolidated Balance Sheets Page 7 of 82

Balances as of

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015

Assets

Total investments 95,639.2 92,987.7 88,491.9 91,050.0 88,446.4

Cash and cash equivalents 3,799.7 2,526.4 2,512.7 2,511.1 2,495.5

Assets held in separate accounts 96,307.3 95,774.8 96,514.8 94,721.5 106,330.5

Reinsurance recoverable 7,473.1 7,558.0 7,653.7 7,332.5 7,269.1

Short term investments under securities loan agreement and accrued investment income 2,219.4 2,120.7 1,559.0 1,664.6 1,585.7

Deferred policy acquisition costs, Value of business acquired 4,263.8 4,693.0 5,370.1 4,926.0 5,089.9

Goodwill and other intangible assets 239.5 245.7 250.8 258.6 266.0

Other assets (1) 2,212.9 2,879.6 3,392.4 2,974.2 3,010.0

Assets related to consolidated investment entities 4,910.5 5,221.8 12,478.1 13,245.8 12,064.3

Total Assets 217,065.4 214,007.7 218,223.5 218,684.3 226,557.4

Liabilities

Future policy benefits and contract owner account balances 90,622.7 89,471.0 88,172.1 87,874.5 85,593.2

Liabilities related to separate accounts 96,307.3 95,774.8 96,514.8 94,721.5 106,330.5

Funds held under reinsurance agreements 802.0 781.1 702.4 1,017.6 1,027.4

Payables under securities loan agreements, including collateral held 3,012.3 2,557.9 1,485.0 1,881.7 1,251.4

Long-term debt 3,547.5 3,455.9 3,459.8 3,458.7 3,458.3

Other liabilities (2) 3,116.7 2,931.7 2,705.8 2,946.2 2,678.1

Liabilities related to consolidated investment entities 3,291.3 3,332.9 8,907.8 9,535.5 8,669.6

Total Liabilities 200,699.8 198,305.3 201,947.7 201,435.7 209,008.5

Shareholders’ Equity

Common stock 2.7 2.7 2.7 2.7 2.7

Treasury stock(2,645.8)(2,529.0)(2,302.3)(2,052.0)(1,570.5)

Additional paid-in capital 23,604.5 23,735.1 23,716.8 23,593.4 23,674.1

Retained earnings (deficit)(9,062.2)(9,223.7)(9,406.3)(9,303.7)(9,359.7)

Total Voya Financial, Inc. Shareholders’ Equity—Excluding AOCI 11,899.2 11,985.1 12,010.9 12,240.4 12,746.6

Accumulated other comprehensive income 3,439.7 2,476.2 1,424.9 2,045.7 2,109.2

Total Voya Financial, Inc. Shareholders’ Equity 15,338.9 14,461.3 13,435.8 14,286.1 14,855.8

Noncontrolling interest 1,026.7 1,241.1 2,840.0 2,962.5 2,693.1

Total Shareholders’ Equity 16,365.6 15,702.4 16,275.8 17,248.6 17,548.9

Total Liabilities and Shareholders’ Equity 217,065.4 214,007.7 218,223.5 218,684.3 226,557.4

(1) Includes Other assets, Sales inducements to contract holders, and Current/Deferred income taxes.

(2) Includes Other liabilities, Derivatives, Pension and other postretirement provisions, and Current/Deferred income taxes.

Voya Financial Consolidated Statements of Operations

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Revenues

Net investment income 1,175.2 1,094.1 1,178.5 1,103.6 1,108.2 2,269.3 2,256.2

Fee income 826.7 825.8 837.1 871.8 872.4 1,652.5 1,772.2

Premiums 711.6 966.8 619.7 1,128.8 667.2 1,678.4 1,276.0

Net realized capital gains (losses)(101.3) 10.7(772.6) 299.1(0.3)(90.6)(259.8)

Income (loss) related to consolidated investment entities(0.8) 29.1 18.5 186.4 214.7 28.3 319.3

Other revenues 84.6 82.8 91.6 106.7 105.9 167.4 208.6

Total revenues 2,696.0 3,009.3 1,972.8 3,696.4 2,968.1 5,705.3 5,572.5

Benefits and expenses

Interest credited and other benefits to contract owners/

policyholders(1,549.7)(1,875.7)(1,234.5)(2,454.8)(1,449.0)(3,425.4)(2,820.7)

Operating expenses(716.4)(720.2)(788.3)(727.8)(745.2)(1,436.6)(1,487.4)

Net amortization of DAC/VOBA(98.0)(102.5)(75.9)(316.3)(153.1)(200.5)(271.2)

Interest expense(149.7)(47.7)(46.1)(46.4)(56.6)(197.4)(104.0)

Operating expenses related to consolidated investment

entities(29.1)(21.9)(71.3)(70.8)(78.0)(51.0)(141.7)

Total benefits and expenses(2,542.9)(2,768.0)(2,216.1)(3,616.1)(2,481.9)(5,310.9)(4,825.0)

Income (loss) before income taxes 153.1 241.3(243.3) 80.3 486.2 394.4 747.5

Voya Financial Page 9 of 82 Key Metrics Three Months Ended or As of Year-to-Date or As of (in millions USD, unless otherwise indicated) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015 Net income (loss) 136.0 192.3 (160.4) 116.2 367.1 328.3 582.8 Net income (loss) attributable to noncontrolling interest (25.5) 0.7 (53.6) 75.9 81.9 (24.8) 108.0 Net income (loss) available to Voya Financial, Inc.’s common 161.5 191.6 shareholders (106.8) 40.3 285.2 353.1 474.8 Adjusted operating earnings before income taxes - Ongoing Business (4) 307.9 239.4 340.6 303.1 318.8 547.3 638.1 Operating earnings before income taxes - Ongoing Business (4) 327.5 239.0 368.5 210.0 311.8 566.5 635.8 Operating earnings before income taxes - Total Consolidated (4) 235.1 169.8 288.4 137.0 262.5 404.9 552.1 Total Voya Financial, Inc. Shareholders’ Equity 15,338.9 14,461.3 13,435.8 14,286.1 14,855.8 15,338.9 14,855.8 Total Voya Financial, Inc. Shareholders’ Equity - Excluding AOCI (4) 11,899.2 11,985.1 12,010.9 12,240.4 12,746.6 11,899.2 12,746.6 Return on Equity: GAAP Return on Equity - TTM (1) 2.0% 2.8% 2.7% 12.3% 14.6% 2.0% 14.6% Ongoing Business Adjusted Operating Return on Equity - TTM (1) (2) (4) 11.5% 11.4% 12.1% 12.3% 12.6% 11.5% 12.6% Debt to Capital: Debt to Capital 18.8% 19.3% 20.5% 19.5% 18.9% 18.8% 18.9% Debt to Capital (Excluding AOCI) (4) 23.0% 22.4% 22.4% 22.0% 21.3% 23.0% 21.3% Per Share: Net income (loss) available to shareholders per common share: Basic 0.80 0.93 (0.50) 0.18 1.25 1.73 2.03 Diluted 0.79 0.92 (0.49) 0.18 1.24 1.71 2.02 Total Consolidated Operating earnings per share (Diluted) (4) 0.79 0.55 0.91 0.42 0.78 1.33 1.60 Book value per share (Including AOCI) 76.62 70.89 64.26 66.35 65.65 76.62 65.65 Book value per share (Excluding AOCI) (4) 59.44 58.75 57.44 56.85 56.33 59.44 56.33 Shares: Weighted-average common shares outstanding Basic 202.4 206.9 213.4 221.8 228.3 204.6 233.4 Diluted 203.5 209.1 216.0 223.6 229.8 206.3 235.3 Ending shares outstanding 200.2 204.0 209.1 215.3 226.3 200.2 226.3 Returned to Shareholders: Repurchase of common shares (3) 116.7 220.3 250.1 481.3 128.0 337.0 758.9 Dividends to shareholders 2.1 2.0 2.1 2.2 2.3 4.1 4.7 Total cash returned to shareholders 118.8 222.3 252.2 483.5 130.3 341.1 763.6 (1) Trailing twelve months calculation. (2) Assumes a debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented. Assumes a 32% tax rate on operating earnings and all components of operating earnings described as “after-tax”, which reflects the estimated benefit of the dividend received deduction related to the Ongoing Business. (3) Excludes commissions and share repurchase agreements that have not yet settled. (4) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 63 of this document.

Voya Financial

Operating Revenues and Operating Earnings by Segment

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Operating Revenues

Retirement 722.3 937.7 662.5 1,137.3 593.8 1,660.0 1,194.3

Annuities 319.1 303.0 322.2 314.4 310.4 622.1 626.0

Investment Management 142.4 132.2 147.9 152.6 158.6 274.6 321.7

Individual Life 624.9 624.0 614.9 670.1 662.9 1,248.9 1,331.7

Employee Benefits 400.8 399.7 383.4 376.7 376.2 800.5 747.1

Ongoing Business (1) 2,209.5 2,396.6 2,130.9 2,651.1 2,101.9 4,606.1 4,220.8

Corporate 17.5 12.9 16.7 14.1 18.6 30.4 39.0

Total Closed Blocks 15.4 15.8 13.8 14.9 16.0 31.2 37.9

Total operating revenues (1) 2,242.4 2,425.3 2,161.4 2,680.1 2,136.5 4,667.7 4,297.7

Operating Earnings

Retirement 140.5 103.7 137.2 80.5 128.4 244.2 252.9

Annuities 72.6 50.7 62.9 50.5 61.0 123.3 129.6

Investment Management 31.8 22.7 42.4 45.6 47.0 54.5 93.9

Individual Life 50.3 41.1 102.4(10.8) 37.7 91.4 81.1

Employee Benefits 32.3 20.8 23.6 44.2 37.7 53.1 78.3

Ongoing Business (1) 327.5 239.0 368.5 210.0 311.8 566.5 635.8

Corporate(94.3)(73.0)(82.1)(75.6)(53.3)(167.3)(101.5)

Total Closed Blocks 1.9 3.8 2.0 2.6 4.0 5.7 17.8

Total operating earnings before income taxes (1) 235.1 169.8 288.4 137.0 262.5 404.9 552.1

Closed Block Variable Annuity 56.5 46.0(317.3)(7.1) 180.5 102.5 151.1

Net investment gains (losses) and related charges and adjustments(24.7)(60.4)(59.7)(64.6)(9.4)(85.1) 41.0

Net guaranteed benefit hedging gains (losses) and related charges and adjustments 21.2 93.5(39.6)(31.7) 24.6 114.7(22.6)

Income (loss) related to businesses exited through reinsurance or divestment 0.5 1.6(104.2)(16.4)(33.3) 2.1(48.7)

Income (loss) attributable to noncontrolling interests(25.5) 0.7(53.6) 75.9 81.9(24.8) 108.0

Income (loss) on early extinguishment of debt(102.4)(1.7) —(0.2)(9.9)(104.1)(9.9)

Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains

(losses) from plan amendments and curtailments — — 62.7 — — — —

Other adjustments to operating earnings (2)(7.6)(8.2)(20.0)(12.6)(10.7)(15.8)(23.5)

Total non-operating adjustments(82.0) 71.5(531.7)(56.7) 223.7(10.5) 195.4

Income (loss) before income taxes 153.1 241.3(243.3) 80.3 486.2 394.4 747.5

Less: Income tax expense (benefit) 17.1 49.0(82.9)(35.9) 119.1 66.1 164.7

Net income (loss) 136.0 192.3(160.4) 116.2 367.1 328.3 582.8

Net income (loss) attributable to noncontrolling interest(25.5) 0.7(53.6) 75.9 81.9(24.8) 108.0

Net income (loss) available to Voya Financial, Inc.‘s common 161.5 191.6(106.8 shareholders ) 40.3 285.2 353.1 474.8

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 63 of this document.

(2) Includes restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

Voya Financial

Consolidated Operating Earnings Before Income Taxes

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Operating revenues

Net investment income and net realized gains (losses) 950.5 900.5 950.1 934.3 931.8 1,851.0 1,883.4

Fee income 647.0 633.2 640.0 669.9 655.0 1,280.2 1,315.6

Premiums 613.0 858.1 537.1 1,044.9 516.9 1,471.1 1,035.1

Other revenue 31.9 33.5 34.2 31.0 32.8 65.4 63.6

Total operating revenues (1) 2,242.4 2,425.3 2,161.4 2,680.1 2,136.5 4,667.7 4,297.7

Operating benefits and expenses

Interest credited and other benefits to contract owners/policyholders(1,269.9)(1,506.4)(1,157.9)(1,714.5)(1,155.9)(2,776.3)(2,297.7)

Operating expenses(587.2)(590.2)(575.7)(564.3)(556.9)(1,177.4)(1,118.2)

Net amortization of DAC/VOBA(101.7)(112.2)(93.0)(218.0)(112.7)(213.9)(233.4)

Interest expense(48.5)(46.7)(46.4)(46.3)(48.5)(95.2)(96.3)

Total operating benefits and expenses(2,007.3)(2,255.5)(1,873.0)(2,543.1)(1,874.0)(4,262.8)(3,745.6)

Operating earnings before income taxes (1) 235.1 169.8 288.4 137.0 262.5 404.9 552.1

Adjustments

Closed Block Variable Annuity 56.5 46.0(317.3)(7.1) 180.5 102.5 151.1

Net investment gains (losses) and related charges and adjustments(24.7)(60.4)(59.7)(64.6)(9.4)(85.1) 41.0

Net guaranteed benefit hedging gains (losses) and related charges 21.2 93.5(39.6)(31.7) 24.6 and adjustments 114.7(22.6)

Income (loss) related to businesses exited through reinsurance or divestment 0.5 1.6(104.2)(16.4)(33.3) 2.1(48.7)

Income (loss) attributable to noncontrolling interests(25.5) 0.7(53.6) 75.9 81.9(24.8) 108.0

Income (loss) on early extinguishment of debt(102.4)(1.7) —(0.2)(9.9)(104.1)(9.9)

Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains

(losses) from plan amendments and curtailments — — 62.7 — — — —

Other adjustments to operating earnings (2)(7.6)(8.2)(20.0)(12.6)(10.7)(15.8)(23.5)

Total non-operating adjustments(82.0) 71.5(531.7)(56.7) 223.7(10.5) 195.4

Income (loss) before income taxes 153.1 241.3(243.3) 80.3 486.2 394.4 747.5

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 63 of this document.

(2) Includes restructuring expenses (severance, lease write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc. from ING U.S., Inc.

Voya Financial Page 12 of 82 Operating Earnings by Segment

Three Months Ended June 30, 2016

Investment Individual Employee Ongoing Closed

(in millions USD) Retirement Annuities Management Life Benefits Business Corporate Blocks Consolidated

Operating revenues

Net investment income and net realized gains 419.4 269.3(8.6) 210.7 27.5 918.3

(losses) 17.2 15.0 950.5

Fee income 170.2 16.4 144.4 300.2 15.8 647.0 — — 647.0

Premiums 114.6 29.5 — 110.3 358.6 613.0 — — 613.0

Other revenue 18.1 3.9 6.6 3.7(1.1) 31.2 0.3 0.4 31.9

Total operating revenues (1) 722.3 319.1 142.4 624.9 400.8 2,209.5 17.5 15.4 2,242.4

Operating benefits and expenses

Interest credited and other benefits to contract

owners/policyholders(342.7)(173.0) —(458.1)(286.1)(1,259.9) —(10.0)(1,269.9)

Operating expenses(213.9)(39.0)(110.6)(79.8)(77.1)(520.4)(63.3)(3.5)(587.2)

Net amortization of DAC/VOBA(25.2)(34.5) —(36.7)(5.3)(101.7) — —(101.7)

Interest expense — — — — — —(48.5) —(48.5)

Total operating benefits and expenses(581.8)(246.5)(110.6)(574.6)(368.5)(1,882.0)(111.8)(13.5)(2,007.3)

Operating earnings before income taxes (1) 140.5 72.6 31.8 50.3 32.3 327.5(94.3) 1.9 235.1

Three Months Ended June 30, 2015

Investment Individual Employee Ongoing Closed

Retirement Annuities Management Life Benefits Business Corporate Blocks Consolidated

Operating revenues

Net investment income and net realized gains 382.1 263.2

(losses) 3.4 220.8 28.0 897.5 18.0 16.3 931.8

Fee income 188.9 16.0 147.6 287.0 15.5 655.0 — — 655.0

Premiums 3.7 27.3 — 151.4 334.4 516.8 — 0.1 516.9

Other revenue 19.1 3.9 7.6 3.7(1.7) 32.6 0.6(0.4) 32.8

Total operating revenues (1) 593.8 310.4 158.6 662.9 376.2 2,101.9 18.6 16.0 2,136.5

Operating benefits and expenses

Interest credited and other benefits to contract

owners/policyholders(214.2)(177.3) —(495.8)(260.1)(1,147.4) —(8.5)(1,155.9)

Operating expenses(221.3)(38.4)(111.6)(85.4)(73.3)(530.0)(23.4)(3.5)(556.9)

Net amortization of DAC/VOBA(29.9)(33.7) —(44.0)(5.1)(112.7) — —(112.7)

Interest expense — — — — — —(48.5) —(48.5)

Total operating benefits and expenses(465.4)(249.4)(111.6)(625.2)(338.5)(1,790.1)(71.9)(12.0)(1,874.0)

Operating earnings before income taxes (1) 128.4 61.0 47.0 37.7 37.7 311.8(53.3) 4.0 262.5

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 63 of this document.

Voya Financial

Operating Earnings by Segment Page 13 of 82

Six Months Ended June 30, 2016

Investment Individual Employee Ongoing Closed

(in millions USD) Retirement Annuities Management Life Benefits Business Corporate Blocks Consolidated

Operating revenues

Net investment income and net realized gains

(losses) 820.1 524.4(23.3) 418.6 52.9 1,792.7 30.6 27.7 1,851.0

Fee income 335.3 32.2 283.7 597.4 31.6 1,280.2 — — 1,280.2

Premiums 469.2 57.3 — 224.8 718.1 1,469.4 — 1.7 1,471.1

Other revenue 35.4 8.2 14.2 8.1(2.1) 63.8(0.2) 1.8 65.4

Total operating revenues (1) 1,660.0 622.1 274.6 1,248.9 800.5 4,606.1 30.4 31.2 4,667.7

Operating benefits and expenses

Interest credited and other benefits to contract

owners/policyholders(919.3)(348.9) —(916.9)(579.6)(2,764.7) 6.7(18.3)(2,776.3)

Operating expenses(439.2)(79.5)(220.1)(165.4)(156.8)(1,061.0)(109.2)(7.2)(1,177.4)

Net amortization of DAC/VOBA(57.3)(70.4) —(75.2)(11.0)(213.9) — —(213.9)

Interest expense — — — — — —(95.2) —(95.2)

Total operating benefits and expenses(1,415.8)(498.8)(220.1)(1,157.5)(747.4)(4,039.6)(197.7)(25.5)(4,262.8)

Operating earnings before income taxes (1) 244.2 123.3 54.5 91.4 53.1 566.5(167.3) 5.7 404.9

Six Months Ended June 30, 2015

Investment Individual Employee Ongoing Closed

Retirement Annuities Management Life Benefits Business Corporate Blocks Consolidated

Operating revenues

Net investment income and net realized gains 771.0 530.2

(losses) 9.5 443.2 54.5 1,808.4 38.2 36.8 1,883.4

Fee income 375.8 31.2 294.5 582.3 31.3 1,315.1 0.5 — 1,315.6

Premiums 14.4 57.1 — 298.0 664.4 1,033.9(0.1) 1.3 1,035.1

Other revenue 33.1 7.5 17.7 8.2(3.1) 63.4 0.4(0.2) 63.6

Total operating revenues (1) 1,194.3 626.0 321.7 1,331.7 747.1 4,220.8 39.0 37.9 4,297.7

Operating benefits and expenses

Interest credited and other benefits to contract

owners/policyholders(430.8)(352.7) —(986.4)(515.5)(2,285.4) —(12.3)(2,297.7)

Operating expenses(441.1)(76.0)(227.8)(177.7)(143.6)(1,066.2)(44.2)(7.8)(1,118.2)

Net amortization of DAC/VOBA(69.5)(67.7) —(86.5)(9.7)(233.4) — —(233.4)

Interest expense — — — — — —(96.3) —(96.3)

Total operating benefits and expenses(941.4)(496.4)(227.8)(1,250.6)(668.8)(3,585.0)(140.5)(20.1)(3,745.6)

Operating earnings before income taxes (1) 252.9 129.6 93.9 81.1 78.3 635.8(101.5) 17.8 552.1

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 63 of this document.

Voya Financial

Adjusted Operating Earnings Before Interest, After Income Taxes

Twelve Months Ended June 30, 2016

Closed Corporate

Block and Other

Investment Individual Employee Ongoing Variable Closed

(in millions USD, unless otherwise indicated) Retirement Annuities Management Life Benefits Business Annuity Blocks Consolidated

Operating earnings before income taxes (2) 461.9 236.7 142.5 183.0 120.9 1,145.0(314.7) 830.3

Less:

Interest expense —(194.3)(194.3)

DAC/VOBA and other intangibles unlocking(24.0) 20.4 —(35.8)(6.6)(46.0) —(46.0)

Net gain from Lehman Recovery/LIHTC (1) — — 1.6 1.6

Adjusted operating earnings before interest 485.9 216.3 142.5 218.8 127.5 1,191.0 —(122.0) 1,069.0

Income tax expense 155.5 69.2 45.6 70.0 40.8 381.1(39.0) 342.1

Adjusted operating earnings before interest

and after income taxes (2) 330.4 147.1 96.9 148.8 86.7 809.9 —(83.0) 726.9

Twelve Months Ended December 31, 2015

Closed Corporate

Block and Other

Investment Individual Employee Ongoing Variable Closed

(in millions USD, unless otherwise indicated) Retirement Annuities Management Life Benefits Business Annuity Blocks Consolidated

Operating earnings before income taxes (2) 470.6 243.0 181.9 172.7 146.1 1,214.3 —(236.8) 977.5

Less:

Interest expense — — — — — — —(194.5)(194.5)

DAC/VOBA and other intangibles unlocking(37.2) 12.5 —(38.4)(4.4)(67.5) — —(67.5)

Net gain from Lehman Recovery/LIHTC (1) — — — — — — — 1.6 1.6

Adjusted operating earnings before interest 507.8 230.5 181.9 211.1 150.5 1,281.8 —(43.9) 1,237.9

Income tax expense 162.5 73.8 58.2 67.6 48.2 410.3 —(14.0) 396.3

Adjusted operating earnings before interest

and after income taxes (2) 345.3 156.7 123.7 143.5 102.3 871.5 —(29.9) 841.6

(1) Includes the net gain included in operating earnings from a distribution of cash in conjunction with a Lehman Brothers bankruptcy settlement (“Lehman Recovery”) and the losses on certain receivables associated with the previously disposed Low Income Housing Tax Credit partnerships (“LIHTC”). Collectively, the Lehman Recovery and LIHTC losses are referred to as “Net gain from Lehman Recovery/LIHTC”.

(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 63 of this document.

Voya Financial

Adjusted Operating Return on Capital and Return on Equity

Twelve Months Ended June 30, 2016

(in millions USD, unless otherwise Closed Corporate and

Block Other Closed

indicated) Investment Individual Employee Ongoing Variable Blocks

Retirement Annuities Management Life Benefits Business Annuity DTA (4) Other Consolidated

Ending Capital (1) 3,941 1,546 291 2,095 383 8,256(5) 3,272 2,049 1,870 15,447(5)

Average Capital (3) 3,957 1,656 325 2,127 388 8,453(5) 3,088 2,063 2,005 15,609

Adjusted operating earnings before

interest and after income taxes (5) 330.4 147.1 96.9 148.8 86.7 809.9 — —(83.0) 726.9

Adjusted Operating Return on(5)

Capital (5) 8.3% 8.9% 29.8% 7.0% 22.3% 9.6% — N/M 4.7%

Adjusted Operating Return on(5)

Equity (2) (5) 11.5%

Twelve Months Ended December 31, 2015

(in millions USD, unless otherwise Closed Corporate and

Block Other Closed

indicated) Investment Individual Employee Ongoing Variable Blocks

Retirement Annuities Management Life Benefits Business Annuity DTA (4) Other Consolidated

Ending Capital (1) 3,960 1,656 317 2,048 396 8,377(5) 2,836 2,072 2,186 15,471(5)

Average Capital (3) 3,965 1,689 329 2,327 387 8,697(5) 2,803 2,148 2,319 15,967

Adjusted operating earnings before

interest and after income taxes (5) 345.3 156.7 123.7 143.5 102.3 871.5 — —(29.9) 841.6

Adjusted Operating Return on(5)

Capital (5) 8.7% 9.3% 37.6% 6.2% 26.5% 10.0% — N/M 5.3%

Adjusted Operating Return on(5)

Equity (2) (5) 12.1%

Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders’ equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to the Corporate segment.

(2) Assumes debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented. Assumes a 32% tax rate on operating earnings and all components of operating earnings described as “after-tax”, which reflects the estimated benefit of the dividend received deduction related to the Ongoing Business segments.

(3) Includes capital impacts related to the 2015 Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2015.

(4) Deferred Tax Asset (DTA) related to Federal Net Operating Loss Carry Forwards (“Federal NOLs”), Life Subgroup Deferred Losses related to Closed Block VA Hedge Losses, and Non-Life Subgroup Deferred Losses related to tax-based goodwill, net of $783 million tax valuation allowance related to Federal NOLs.

(5) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial

Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 63 of this document.

Voya Financial

Ongoing Business Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Ongoing Business sources of operating earnings before

income taxes:

Investment spread and other investment income (1) 386.2 344.6 385.7 369.8 372.6 730.8 761.2

Fee based margin (1) 362.0 351.9 377.3 372.7 383.1 713.9 765.1

Net underwriting gain (loss) and other revenue (1) 188.7 186.6 214.4 194.8 197.1 375.3 388.2

Administrative expenses (1)(415.0)(438.1)(414.2)(410.6)(425.4)(853.1)(854.9)

Trail commissions (1)(84.2)(81.1)(83.5)(78.6)(81.2)(165.3)(160.8)

DAC/VOBA and other intangibles amortization, excluding

unlocking (1)(129.8)(124.5)(139.1)(145.0)(127.4)(254.3)(260.7)

DAC/VOBA and other intangibles unlocking (1) 19.6(0.4) 27.9(93.1)(7.0) 19.2(2.3)

Operating earnings before income taxes (1) 327.5 239.0 368.5 210.0 311.8 566.5 635.8

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 63 of this document.

Voya Financial

DAC/VOBA Segment Trends

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Retirement

Balance as of Beginning-of-Period 1,168.0 1,402.5 1,239.7 1,274.2 972.6 1,402.5 1,081.0

Deferrals of commissions and expenses 24.9 23.4 27.5 25.1 23.9 48.3 48.4

Amortization(36.7)(14.4)(34.2)(18.0)(40.8)(51.1)(80.3)

Unlocking 27.7 12.7 10.5(66.2)(1.4) 40.4 5.7

Change in unrealized capital gains/losses(216.6)(256.2) 159.0 24.6 319.9(472.8) 219.5

Balance as of End-of-Period 967.3 1,168.0 1,402.5 1,239.7 1,274.2 967.3 1,274.2

Annuities

Balance as of Beginning-of-Period 463.4 604.6 493.4 585.7 440.4 604.6 492.3

Deferrals of commissions and expenses 30.4 35.5 37.2 29.9 22.1 65.9 43.8

Amortization(53.0)(72.8)(20.5)(89.0)(54.1)(125.8)(84.7)

Unlocking 23.2 26.9 4.4(77.4) 11.4 50.1 19.4

Change in unrealized capital gains/losses(111.1)(130.8) 90.1 44.2 165.9(241.9) 114.9

Balance as of End-of-Period 352.9 463.4 604.6 493.4 585.7 352.9 585.7

Individual Life

Balance as of Beginning-of-Period 2,567.3 2,856.8 2,675.4 2,700.1 2,285.4 2,856.8 2,440.4

Deferrals of commissions and expenses 42.1 35.4 44.2 35.2 34.7 77.5 71.7

Amortization(37.2)(29.0)(42.5)(38.0)(41.8)(66.2)(89.9)

Unlocking(2.5)(7.7) 16.0(6.7)(0.9)(10.2)(0.8)

Change in unrealized capital gains/losses(92.8)(288.2) 163.7(15.2) 422.0(381.0) 278.7

Balance as of End-of-Period 2,476.9 2,567.3 2,856.8 2,675.4 2,700.1 2,476.9 2,700.1

Other (1)

Balance as of Beginning-of-Period 82.4 84.1 84.4 89.3 91.5 84.1 91.6

Deferrals of commissions and expenses 4.9 3.9 4.1 4.8 4.8 8.8 9.4

Amortization(4.6)(4.3)(1.8)(9.3)(5.4)(8.9)(10.1)

Unlocking(1.5)(2.3)(0.2)(2.6)(0.9)(3.8)(1.6)

Change in unrealized capital gains/losses(14.2) 1.0(2.4) 2.2(0.7)(13.2) —

Balance as of End-of-Period 67.0 82.4 84.1 84.4 89.3 67.0 89.3

Closed Block Variable Annuity

Balance as of Beginning-of-Period 411.9 422.1 433.1 440.6 454.4 422.1 465.6

Deferrals of commissions and expenses 1.2 1.4 1.4 1.6 1.8 2.6 3.8

Amortization(11.2)(11.1)(12.2)(13.3)(13.0)(22.3)(26.5)

Unlocking(2.2)(0.5)(0.2) 4.2(2.6)(2.7)(2.3)

Change in unrealized capital gains/losses — — — — — — —

Balance as of End-of-Period 399.7 411.9 422.1 433.1 440.6 399.7 440.6

Total

Balance as of Beginning-of-Period 4,693.0 5,370.1 4,926.0 5,089.9 4,244.3 5,370.1 4,570.9

Deferrals of commissions and expenses 103.5 99.6 113.0 96.6 88.0 203.1 177.1

Amortization(142.7)(131.6)(108.6)(167.6)(158.7)(274.3)(289.4)

Unlocking 44.7 29.1 32.7(148.7) 5.6 73.8 18.2

Change in unrealized capital gains/losses(434.7)(674.2) 407.0 55.8 910.7(1,108.9) 613.1

Balance as of End-of-Period 4,263.8 4,693.0 5,370.1 4,926.0 5,089.9 4,263.8 5,089.9

(1) Includes Employee Benefits, Investment Management, and Other Closed Blocks.

Voya Financial

Consolidated Capital Structure

Balances as of

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015

Financial Debt

Senior bonds 2,790.9 2,699.4 2,703.4 2,702.4 2,702.1

Subordinated bonds 751.7 751.6 751.5 751.4 751.3

Other debt 4.9 4.9 4.9 4.9 4.9

Total Debt 3,547.5 3,455.9 3,459.8 3,458.7 3,458.3

Equity

Total common equity (Excluding AOCI) (1) 11,899.2 11,985.1 12,010.9 12,240.4 12,746.6

Accumulated other comprehensive income

(AOCI) 3,439.7 2,476.2 1,424.9 2,045.7 2,109.2

Total Voya Financial, Inc. Shareholders’

Equity 15,338.9 14,461.3 13,435.8 14,286.1 14,855.8

Total Equity (Excluding AOCI) (1) 11,899.2 11,985.1 12,010.9 12,240.4 12,746.6

Capital

Total Capitalization 18,886.4 17,917.2 16,895.6 17,744.8 18,314.1

Total Capitalization (Excluding AOCI) (1) 15,446.7 15,441.0 15,470.7 15,699.1 16,204.9

Debt to Capital

Debt to Capital 18.8% 19.3% 20.5% 19.5% 18.9%

Debt to Capital (Excluding AOCI) (1) 23.0% 22.4% 22.4% 22.0% 21.3%

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 63 of this document.

Voya Financial Page 19 of 82 Consolidated Assets Under Management/Assets Under Administration

As of June 30, 2016

Total AUM—AUA—Assets

General Separate Institutional/ Assets Under Under Total AUM +

(in millions USD) Account Account Mutual Funds Management Administration AUA

Retirement (1) 31,101.3 57,521.6 26,289.2 114,912.1 188,335.2 303,247.3

Annuities (2) 21,840.6 750.9 4,746.1 27,337.6 — 27,337.6

Investment Management 78,671.2 43,972.9 81,338.5 203,982.6 48,962.3 252,944.9

Individual Life (3) 12,632.1 2,473.4 — 15,105.5 — 15,105.5

Employee Benefits 1,794.7 14.5 — 1,809.2 — 1,809.2

Eliminations(72,659.8)(42,415.1)(11,026.2)(126,101.1)(47,818.4)(173,919.5)

Total Ongoing Business 73,380.1 62,318.2 101,347.6 237,045.9 189,479.1 426,525.0

Closed Block Variable Annuity 3,835.5 33,798.7 — 37,634.2 — 37,634.2

Closed Block Other 1,455.6 190.4 — 1,646.0 — 1,646.0

Total AUM and AUA 78,671.2 96,307.3 101,347.6 276,326.1 189,479.1 465,805.2

(1) Includes wrapped funds as well as unwrapped Voya-managed funds. (2) Includes Payout annuities.

(3) Includes assets backing interest and non-interest sensitive products.

Retirement

Voya Financial Page 21 of 82 Retirement Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Operating revenues

Net investment income and net realized gains (losses) 419.4 400.7 411.9 395.1 382.1 820.1 771.0

Fee income 170.2 165.1 179.4 180.9 188.9 335.3 375.8

Premiums 114.6 354.6 55.4 543.6 3.7 469.2 14.4

Other revenue 18.1 17.3 15.8 17.7 19.1 35.4 33.1

Total operating revenues 722.3 937.7 662.5 1,137.3 593.8 1,660.0 1,194.3

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders(342.7)(576.6)(278.6)(759.9)(214.2)(919.3)(430.8)

Operating expenses(213.9)(225.3)(217.9)(210.6)(221.3)(439.2)(441.1)

Net amortization of DAC/VOBA(25.2)(32.1)(28.8)(86.3)(29.9)(57.3)(69.5)

Total operating benefits and expenses(581.8)(834.0)(525.3)(1,056.8)(465.4)(1,415.8)(941.4)

Operating earnings before income taxes 140.5 103.7 137.2 80.5 128.4 244.2 252.9

Voya Financial Page 22 of 82 Retirement Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Sources of operating earnings before income taxes:

Investment spread and other investment income 190.8 177.3 188.5 176.6 171.6 368.1 354.5

Fee based margin 190.9 185.5 200.4 200.1 207.6 376.4 413.3

Net underwriting gain (loss) and other revenue(4.6)(4.0)(7.5)(2.0)(2.3)(8.6)(9.7)

Administrative expenses(174.0)(187.4)(177.1)(172.3)(181.2)(361.4)(361.8)

Trail commissions(36.1)(34.4)(36.9)(34.3)(36.3)(70.5)(71.5)

DAC/VOBA and other intangibles amortization, excluding unlocking(37.2)(35.1)(41.9)(39.4)(34.5)(72.3)(71.2)

DAC/VOBA and other intangibles unlocking 10.7 1.8 11.7(48.2) 3.5 12.5(0.7)

Operating earnings before income taxes 140.5 103.7 137.2 80.5 128.4 244.2 252.9

Gross investment income

Fixed income 383.6 389.5 376.7 365.1 357.6 773.1 715.7

Limited partnership income(2.5)(2.1)(1.4) 1.0 0.5(4.6) 0.8

Prepayment fee income 20.8 6.3 25.5 15.7 4.7 27.1 19.5

Total gross investment income 401.9 393.7 400.8 381.8 362.8 795.6 736.0

Investment expenses(16.7)(15.7)(14.6)(15.3)(14.7)(32.4)(29.5)

Credited interest(223.2)(218.3)(218.6)(213.3)(205.4)(441.5)(406.1)

Net margin 162.0 159.7 167.6 153.2 142.7 321.7 300.4

Other investment income (1) 28.8 17.6 20.9 23.4 28.9 46.4 54.1

Investment spread and other investment income 190.8 177.3 188.5 176.6 171.6 368.1 354.5

Fee based margin

Fee based margin—excluding Recordkeeping 152.6 146.8 156.2 157.6 164.1 299.4 323.7

Fee based margin—Recordkeeping 38.3 38.7 44.1 42.6 43.5 77.0 89.7

Fee based margin 190.9 185.5 200.3 200.1 207.6 376.4 413.3

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

Voya Financial Page 23 of 82

Retirement AUM/AUA

Balances as of

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015

Assets Under Management by Product Group

Corporate markets 46,848.4 45,588.4 45,088.6 43,215.1 45,317.2

Tax-exempt markets 52,699.4 51,850.2 51,641.9 50,226.4 55,415.5

Total full service plans 99,547.8 97,438.6 96,730.5 93,441.5 100,732.7

Stable value and Pension risk transfer 11,967.3 11,639.3 10,762.9 10,664.6 8,974.8

Retail wealth management 3,397.0 3,349.3 3,313.7 3,186.7 3,276.0

Total AUM 114,912.1 112,427.2 110,807.1 107,292.8 112,983.5

AUA 188,335.2 183,479.3 180,949.9 181,056.9 201,116.9

Total AUM and AUA 303,247.3 295,906.5 291,757.0 288,349.7 314,100.4

Assets Under Management by Fund Group

General account 31,101.3 30,502.9 29,752.6 29,324.4 28,328.7

Guaranteed separate account 7,260.9 7,093.1 6,895.6 6,872.2 7,686.0

Non-guaranteed separate account 50,260.7 49,391.2 49,746.3 47,970.2 52,432.4

Mutual funds / Institutional funds 26,289.2 25,440.0 24,412.6 23,126.0 24,536.4

Total AUM 114,912.1 112,427.2 110,807.1 107,292.8 112,983.5

AUA 188,335.2 183,479.3 180,949.9 181,056.9 201,116.9

Total AUM and AUA 303,247.3 295,906.5 291,757.0 288,349.7 314,100.4

Voya Financial Page 24 of 82 Retirement AUM Rollforward

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Full service—Corporate markets

Assets under management, beginning of period 45,588.4 45,088.5 43,215.1 45,317.2 44,987.5 45,088.5 43,806.9

Transfer/Single deposits 868.6 711.2 1,439.1 922.8 767.1 1,579.8 1,723.7

Recurring deposits 1,178.5 1,342.8 1,026.6 1,068.3 1,086.1 2,521.3 2,325.0

Total Deposits 2,047.1 2,054.0 2,465.7 1,991.1 1,853.2 4,101.1 4,048.7

Surrenders, benefits, and product charges(1,641.1)(1,713.5)(2,106.0)(1,572.6)(1,481.8)(3,354.6)(3,503.1)

Net Flows 406.0 340.5 359.7 418.5 371.4 746.5 545.6

Interest credited and investment performance 854.0 159.4 1,513.7(2,520.6)(41.7) 1,013.4 964.6

Transfer to reinsurer (3) / between markets — — — — — — —

Assets under management, end of period 46,848.4 45,588.4 45,088.5 43,215.1 45,317.2 46,848.5 45,317.2

Full service—Tax-exempt markets

Assets under management, beginning of period 51,850.2 51,641.9 50,226.4 55,415.5 55,314.3 51,641.9 53,896.6

Transfer/Single deposits 325.7 253.4 374.8 299.7 319.8 579.1 1,157.4

Recurring deposits 751.0 807.4 734.6 678.3 782.8 1,558.4 1,561.3

Total Deposits 1,076.7 1,060.8 1,109.4 978.0 1,102.6 2,137.5 2,718.7

Surrenders, benefits, and product charges(995.0)(1,051.2)(1,071.5)(3,110.2)(1,062.8)(2,046.2)(2,284.3)

Net Flows 81.7 9.6 37.9(2,132.2) 39.8 91.3 434.4

Interest credited and investment performance 767.5 198.7 1,377.5(1,939.2) 61.4 966.2 1,084.5

Transfer to reinsurer (3) / between markets (4) — — —(1,117.8) — — —

Assets under management, end of period 52,699.4 51,850.2 51,641.9 50,226.4 55,415.5 52,699.4 55,415.5

Stable value (1) and Pension risk transfer

Assets under management, beginning of period 11,639.3 10,762.9 10,664.6 8,974.8 8,925.0 10,762.9 8,778.4

Transfer/Single deposits 258.3 719.2 259.9 633.9 299.9 977.5 469.4

Recurring deposits 101.5 105.7 75.0 73.5 42.1 207.2 84.8

Total Deposits 359.8 824.9 334.9 707.4 342.0 1,184.7 554.2

Surrenders, benefits, and product charges(153.6)(108.7)(232.3)(150.2)(288.9)(262.3)(415.0)

Net Flows 206.2 716.2 102.6 557.2 53.1 922.4 139.2

Interest credited and investment performance 121.8 160.2(4.3) 15.0(3.5) 282.0 57.0

Transfer to reinsurer (3) / between markets (4) — — — 1,117.8 — — —

Assets under management, end of period 11,967.3 11,639.3 10,762.9 10,664.6 8,974.8 11,967.3 8,974.8

Retail wealth management

Assets under management, beginning of period 3,349.3 3,313.7 3,186.7 3,276.0 3,275.5 3,313.7 3,211.4

Transfer/Single deposits 250.0 242.3 259.2 257.7 251.1 492.3 494.7

Recurring deposits 0.8 0.6 0.3 0.2 0.7 1.4 1.3

Total Deposits 250.8 242.9 259.5 257.9 251.8 493.7 496.0

Surrenders, benefits, and product charges(252.3)(226.9)(203.1)(230.4)(240.9)(479.2)(479.6)

Net Flows(1.5) 16.0 56.4 27.5 10.9 14.5 16.4

Interest credited and investment performance 49.2 19.6 70.6(116.9)(10.4) 68.8 48.1

Transfer to reinsurer (3) / between markets — — — — — — —

Assets under management, end of period 3,397.0 3,349.3 3,313.7 3,186.7 3,276.0 3,397.0 3,276.0

Total AUM (2)

Assets under management, beginning of period 112,427.2 110,807.1 107,292.8 112,983.5 112,502.3 110,807.1 109,693.3

Transfer/Single deposits 1,702.6 1,926.1 2,333.1 2,114.1 1,637.9 3,628.7 3,845.3

Recurring deposits 2,031.8 2,256.5 1,836.6 1,820.3 1,911.7 4,288.3 3,972.5

Total Deposits 3,734.4 4,182.6 4,169.7 3,934.4 3,549.6 7,917.0 7,817.8

Surrenders, benefits, and product charges(3,041.9)(3,100.3)(3,612.9)(5,063.4)(3,074.3)(6,142.2)(6,681.9)

Net Flows 692.5 1,082.3 556.8(1,129.0) 475.3 1,774.8 1,135.9

Interest credited and investment performance 1,792.4 537.8 2,957.5(4,561.7) 5.9 2,330.2 2,154.3

Transfer to reinsurer (3) / between markets — — — — — — —

Assets under management, end of period 114,912.1 112,427.2 110,807.1 107,292.8 112,983.5 114,912.1 112,983.5

(1) Where Voya is the Investment Manager.

(2) Excludes Recordkeeping and Stable Value where Voya is not the Investment Manager. (3) Represents assets transferred to third parties through reinsurance transactions. (4) Includes $1.1 billion of AUM transferred between Retirement markets.

Annuities

Voya Financial Page 26 of 82 Annuities Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Operating revenues

Net investment income and net realized gains (losses) 269.3 255.1 273.1 264.8 263.2 524.4 530.2

Fee income 16.4 15.8 16.4 16.0 16.0 32.2 31.2

Premiums 29.5 27.8 29.2 30.1 27.3 57.3 57.1

Other revenue 3.9 4.3 3.5 3.5 3.9 8.2 7.5

Total operating revenues 319.1 303.0 322.2 314.4 310.4 622.1 626.0

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders(173.0)(175.9)(179.2)(166.0)(177.3)(348.9)(352.7)

Operating expenses(39.0)(40.5)(38.2)(38.1)(38.4)(79.5)(76.0)

Net amortization of DAC/VOBA(34.5)(35.9)(41.9)(59.8)(33.7)(70.4)(67.7)

Total operating benefits and expenses(246.5)(252.3)(259.3)(263.9)(249.4)(498.8)(496.4)

Operating earnings before income taxes 72.6 50.7 62.9 50.5 61.0 123.3 129.6

Voya Financial Page 27 of 82 Annuities Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Sources of operating earnings before income taxes:

Investment spread and other investment income 131.7 115.1 130.0 120.3 120.0 246.8 242.9

Fee based margin 16.5 15.8 16.4 16.0 16.2 32.3 31.7

Net underwriting gain (loss) and other revenue 4.9 4.0 4.1 24.1 4.6 8.9 12.1

Administrative expenses(26.1)(28.3)(24.6)(24.8)(25.2)(54.4)(50.6)

Trail commissions(12.5)(11.9)(13.4)(13.0)(12.9)(24.4)(24.8)

DAC/VOBA and other intangibles amortization, excluding

unlocking(56.3)(52.0)(60.5)(59.2)(46.7)(108.3)(96.2)

DAC/VOBA and other intangibles unlocking 14.4 8.0 10.9(12.9) 5.0 22.4 14.5

Operating earnings before income taxes 72.6 50.7 62.9 50.5 61.0 123.3 129.6

Gross investment income

Fixed income 250.6 254.4 252.9 252.9 254.3 505.0 506.9

Limited partnership income(1.6)(2.0)(2.9) 2.3 0.6(3.6) 0.7

Prepayment fee income 16.6 5.0 23.6 8.2 4.6 21.6 16.0

Total gross investment income 265.6 257.4 273.6 263.4 259.5 523.0 523.6

Investment expenses(11.2)(11.3)(11.2)(11.0)(11.3)(22.5)(21.8)

Credited interest(137.6)(140.3)(143.1)(144.5)(143.5)(277.9)(287.7)

Net margin 116.8 105.8 119.3 107.9 104.7 222.6 214.1

Other investment income (1) 14.9 9.3 10.7 12.4 15.3 24.2 28.8

Investment spread and other investment income 131.7 115.1 130.0 120.3 120.0 246.8 242.9

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

Voya Financial Annuities AUM

Balances As Of

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015

Assets Under Management by Product Group

Fixed single-year 3,306.2 3,350.4 3,384.5 3,440.7 3,496.5

Fixed multi-year 1,836.2 1,913.7 1,987.9 2,081.8 2,168.2

Indexed 14,163.2 14,081.0 13,901.7 13,661.6 13,521.7

SPIA & Payout 2,832.3 2,825.7 2,822.8 2,819.6 2,856.7

Investment-only products (1) 4,809.7 4,620.1 4,536.0 4,301.3 4,408.1

Other annuities 390.0 390.8 403.0 396.0 438.3

Total AUM 27,337.6 27,181.7 27,035.8 26,700.9 26,889.5

Assets Under Management by Fund Group

General account 21,840.6 21,873.3 21,790.6 21,704.1 21,715.3

Separate account 750.9 736.1 743.4 711.3 766.1

Mutual funds 4,746.1 4,572.3 4,501.8 4,285.5 4,408.1

Total AUM 27,337.6 27,181.7 27,035.8 26,700.9 26,889.5

(1) Includes Separate account and Mutual funds.

Voya Financial Page 29 of 82 Annuities AUM Rollforward

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Annual Reset Annuities/Multi-Year Guaranteed Annuities

Assets Under Management, beginning of period 5,264.3 5,372.5 5,522.6 5,664.7 5,784.6 5,372.5 5,906.1

Deposits 7.9 9.2 8.2 6.5 8.2 17.1 16.5

Surrenders, benefits, and product charges(172.9)(161.5)(206.5)(197.4)(175.9)(334.4)(353.4)

Net cash flow(165.0)(152.3)(198.3)(190.9)(167.7)(317.3)(336.9)

Interest credited and investment performance 43.1 44.1 48.2 48.8 47.8 87.2 95.5

Assets Under Management, end of period 5,142.4 5,264.3 5,372.5 5,522.6 5,664.7 5,142.4 5,664.7

Fixed Indexed Annuities

Assets Under Management, beginning of period 14,081.0 13,901.7 13,661.6 13,521.7 13,435.5 13,901.7 13,350.5

Deposits 457.9 540.4 584.3 463.3 343.1 998.3 668.8

Surrenders, benefits, and product charges(384.2)(368.4)(385.9)(378.0)(379.6)(752.6)(724.2)

Net cash flow 73.7 172.0 198.4 85.3(36.5) 245.7(55.4)

Interest credited and investment performance 8.5 7.3 41.7 54.6 122.7 15.8 226.6

Assets Under Management, end of period 14,163.2 14,081.0 13,901.7 13,661.6 13,521.7 14,163.2 13,521.7

SPIA & Payout

Assets Under Management, beginning of period 2,825.7 2,822.8 2,819.6 2,856.7 2,874.0 2,822.8 2,878.5

Deposits 65.7 71.3 59.5 76.3 62.3 137.0 126.9

Surrenders, benefits, and product charges(99.0)(98.5)(99.8)(100.5)(108.9)(197.5)(215.2)

Net cash flow(33.3)(27.2)(40.3)(24.2)(46.6)(60.5)(88.3)

Interest credited and investment performance 39.9 30.1 43.5(12.9) 29.3 70.0 66.5

Assets Under Management, end of period 2,832.3 2,825.7 2,822.8 2,819.6 2,856.7 2,832.3 2,856.7

Investment-only products (1)

Assets Under Management, beginning of period 4,620.1 4,536.0 4,301.3 4,408.1 4,272.6 4,536.0 4,062.0

Deposits 268.1 234.8 269.2 328.8 322.7 502.9 611.8

Surrenders, benefits, and product charges(179.4)(169.1)(164.9)(155.8)(163.7)(348.5)(319.6)

Net cash flow 88.7 65.7 104.3 173.0 159.0 154.4 292.2

Interest credited and investment performance 100.9 18.4 130.4(279.7)(23.5) 119.3 53.9

Assets Under Management, end of period 4,809.7 4,620.1 4,536.0 4,301.3 4,408.1 4,809.7 4,408.1

Other Annuities

Assets Under Management, beginning of period 390.8 403.0 396.0 438.3 451.6 403.0 452.9

Deposits 1.0 0.9 0.8 0.6 1.8 1.9 3.0

Surrenders, benefits, and product charges(10.6)(8.9)(12.3)(9.7)(13.8)(19.5)(27.2)

Net cash flow(9.6)(8.0)(11.5)(9.1)(12.0)(17.6)(24.2)

Interest credited and investment performance 8.8(4.2) 18.5(33.3)(1.3) 4.6 9.6

Assets Under Management, end of period 390.0 390.8 403.0 396.0 438.3 390.0 438.3

Annuities—Total

Assets Under Management, beginning of period 27,181.7 27,035.8 26,700.9 26,889.5 26,818.2 27,035.8 26,650.0

Deposits 800.7 856.6 922.0 875.5 738.2 1,657.5 1,427.0

Surrenders, benefits, and product charges(846.1)(806.4)(869.4)(841.5)(842.0)(1,652.6)(1,639.7)

Net cash flow(45.4) 50.2 52.6 34.0(103.8) 4.9(212.7)

Interest credited and investment performance 201.3 95.7 282.3(222.6) 175.1 296.9 452.2

Assets Under Management, end of period 27,337.6 27,181.7 27,035.8 26,700.9 26,889.5 27,337.6 26,889.5

(1) Includes Separate account and Mutual funds.

Investment Management

Voya Financial Page 31 of 82 Investment Management Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Operating revenues

Net investment income and net realized gains (losses)(8.6)(14.7)(8.8) 0.4 3.4(23.3) 9.5

Fee income 144.4 139.3 145.1 145.0 147.6 283.7 294.5

Other revenue 6.6 7.6 11.6 7.2 7.6 14.2 17.7

Total operating revenues 142.4 132.2 147.9 152.6 158.6 274.6 321.7

Operating benefits and expenses

Operating expenses(110.6)(109.5)(105.5)(107.0)(111.6)(220.1)(227.8)

Total operating benefits and expenses(110.6)(109.5)(105.5)(107.0)(111.6)(220.1)(227.8)

Operating earnings before income taxes 31.8 22.7 42.4 45.6 47.0 54.5 93.9

Voya Financial Page 32 of 82 Investment Management Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Sources of operating earnings before income taxes:

Investment capital and other investment income(8.5)(14.7)(8.7) 0.1 3.5(23.2) 10.0

Fee based margin 150.9 146.9 156.6 152.5 155.1 297.8 311.7

Administrative expenses(110.6)(109.5)(105.5)(107.0)(111.6)(220.1)(227.8)

Operating earnings before income taxes 31.8 22.7 42.4 45.6 47.0 54.5 93.9

Voya Financial Page 33 of 82 Investment Management Key Metrics

Balances as of Balances as of

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Client Assets by Source:

External clients

Investment Management sourced 71,034.0 69,472.4 68,143.7 67,929.9 70,812.0 71,034.0 70,812.0

Affiliate sourced 54,277.4 54,204.6 54,403.4 53,830.5 57,390.9 54,277.4 57,390.9

Subtotal external clients 125,311.4 123,677.0 122,547.1 121,760.4 128,202.9 125,311.4 128,202.9

General Account (1) 78,671.2 79,577.3 78,174.1 79,748.5 77,795.8 78,671.2 77,795.8

Total Client Assets (AUM) 203,982.6 203,254.3 200,721.2 201,508.9 205,998.7 203,982.6 205,998.7

Administration Only Assets (AUA) 48,962.3 48,431.2 48,820.2 47,930.1 51,391.1 48,962.3 51,391.1

Total AUM and AUA 252,944.9 251,685.5 249,541.4 249,439.0 257,389.8 252,944.9 257,389.8

Three Months Ended Year-to-Date

6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Analysis of investment advisory and administrative revenues,

net, by source: (2)

External clients

Investment Management sourced 75.0 71.8 75.6 74.9 76.9 146.8 153.7

Affiliate sourced 28.9 28.2 29.8 30.9 30.9 57.1 61.6

Subtotal external clients 103.9 100.0 105.4 105.8 107.8 203.9 215.3

General Account 37.6 36.4 36.6 36.0 36.4 74.0 72.5

Total investment advisory and administrative revenues, net, from 141.5 136.4 142.0 141.8

AUM 144.2 277.9 287.8

Administration Only Fees 2.9 2.9 3.1 3.2 3.4 5.8 6.7

Total investment advisory and administrative revenues, net, by source (2) 144.4 139.3 145.1 145.0 147.6 283.7 294.5

Revenue Yield (bps): (2) (3)

External clients

Investment Management sourced 42.8 42.5 44.2 43.1 43.2 42.7 43.4

Affiliate sourced 21.3 21.2 21.7 22.1 21.1 21.2 21.0

Revenue Yield on Institutional/retail 33.4 33.1 34.2 33.8 33.3 33.3 33.3

General Account 18.9 18.6 18.4 18.5 18.5 18.8 18.6

Revenue Yield on Client Assets (AUM) 27.7 27.4 28.0 27.9 27.7 27.6 27.7

Revenue Yield on Administration Only Assets (AUA) 2.4 2.4 2.5 2.6 2.6 2.4 2.5

Total Revenue Yield on AUM and AUA (bps) (2) (3) 22.9 22.6 23.0 22.9 22.7 22.7 22.7

(1) General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.

(2) Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.

(3) Revenue Yields calculated using average client assets for the period.

Voya Financial Page 34 of 82 Investment Management Account Rollforward by Source

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Investment Management Sourced AUM:

Beginning of period AUM 69,472.4 68,143.7 67,929.9 70,812.0 71,188.4 68,143.7 69,644.3

Inflows

Inflows-other 3,540.4 3,858.2 2,497.5 3,884.9 3,748.0 7,398.6 7,639.1

Outflows(3,076.4)(3,340.9)(3,183.5)(5,010.9)(3,202.2)(6,417.3)(6,344.8)

Net Flows 464.0 517.3(686.0)(1,126.0) 545.8 981.3 1,294.3

Net Money Market Flows 7.1(53.5)(7.9) 18.8(2.8)(46.4) 4.4

Change in Market Value 1,260.1 953.7 862.7(2,136.2)(804.7) 2,213.8 74.5

Other (Including Acquisitions / Divestitures)(169.6)(88.8) 45.0 361.3(114.7)(258.4)(205.4)

End of period AUM 71,034.0 69,472.4 68,143.7 67,929.9 70,812.0 71,034.0 70,812.0

Organic Growth (Net Flows / Beginning of period AUM) 0.67% 0.76% -1.01% -1.59% 0.77% 1.44% 1.86%

Market Growth % 1.81% 1.40% 1.27% -3.02% -1.13% 3.25% 0.11%

Affiliate Sourced AUM:

Beginning of period AUM 54,204.6 54,403.4 53,830.5 57,390.9 59,005.1 54,403.4 58,956.2

Inflows

Inflows from sub-advisor replacements — — — 1,405.9 — — —

Inflows-other 798.9 1,082.9 867.4 866.4 976.9 1,881.8 1,941.1

Outflows(1,507.3)(1,787.7)(1,802.9)(3,049.8)(2,277.9)(3,295.0)(4,316.3)

Net Flows(708.4)(704.8)(935.5)(777.4)(1,301.0)(1,413.2)(2,375.1)

Net Money Market Flows(62.2) 40.3(78.0) 112.7(31.1)(21.9)(112.3)

Change in Market Value 1,013.3 410.1 1,564.4(2,345.7)(296.8) 1,423.4 1,026.3

Other (Including Acquisitions / Divestitures)(169.9) 55.6 22.0(549.9) 14.7(114.3)(104.2)

End of period AUM 54,277.4 54,204.6 54,403.4 53,830.5 57,390.9 54,277.4 57,390.9

Organic Growth (Net Flows / Beginning of period AUM) -1.31% -1.30% -1.74% -1.35% -2.20% -2.60% -4.03%

Market Growth % 1.87% 0.75% 2.91% -4.09% -0.50% 2.62% 1.74%

Other affiliate sourced net flows(30.0)(31.9)(193.3) 28.3(276.0)(61.9)(506.9)

Variable annuity net flows(678.4)(672.9)(742.2)(805.7)(1,025.0)(1,351.3)(1,868.2)

Total Affiliate Sourced Net Flows(708.4)(704.8)(935.5)(777.4)(1,301.0)(1,413.2)(2,375.1)

Total Investment Management Sourced Net Flows 464.0 517.3(686.0)(1,126.0) 545.8 981.3 1,294.3

Total Net Flows(244.4)(187.5)(1,621.5)(1,903.4)(755.2)(431.9)(1,080.8)

Net Flows excluding sub-advisor replacements and variable

annuity net flows 434.0 485.4(879.3)(2,503.6) 269.8 919.4 787.4

Voya Financial Page 35 of 82 Investment Management Account Value by Asset Type

Balances as of

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015

Institutional

Equity 19,134.5 17,984.0 17,524.6 17,101.8 17,992.4

Fixed Income 40,292.0 39,616.6 38,341.8 38,621.6 39,689.6

Real Estate — — — — —

Money Market — — — — 24.5

Total 59,426.5 57,600.6 55,866.4 55,723.4 57,706.5

Retail

Equity 38,629.8 39,107.5 39,978.6 39,148.2 42,992.0

Fixed Income 19,997.6 19,378.9 18,963.6 18,874.6 19,070.4

Real Estate 5,520.2 5,788.2 5,910.0 6,099.6 6,656.3

Money Market 1,737.5 1,801.8 1,828.5 1,914.6 1,777.7

Total 65,885.1 66,076.4 66,680.7 66,037.0 70,496.4

General Account

Equity 313.1 319.2 339.4 292.0 201.4

Fixed Income 78,265.7 78,727.6 77,662.4 78,156.8 76,741.9

Real Estate — — — — —

Money Market 92.4 530.5 172.3 1,299.7 852.5

Total 78,671.2 79,577.3 78,174.1 79,748.5 77,795.8

Combined Asset Type

Equity 58,077.3 57,410.8 57,842.6 56,542.0 61,185.8

Fixed Income 138,555.3 137,723.0 134,967.8 135,653.0 135,501.9

Real Estate 5,520.2 5,788.2 5,910.0 6,099.6 6,656.3

Money Market 1,829.8 2,332.3 2,000.8 3,214.3 2,654.7

Total 203,982.6 203,254.3 200,721.2 201,508.9 205,998.7

Individual Life

Voya Financial Page 37 of 82 Individual Life Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Operating revenues

Net investment income and net realized gains (losses) 210.7 207.9 217.4 218.8 220.8 418.6 443.2

Fee income 300.2 297.2 283.1 307.0 287.0 597.4 582.3

Premiums 110.3 114.5 109.8 140.2 151.4 224.8 298.0

Other revenue 3.7 4.4 4.6 4.1 3.7 8.1 8.2

Total operating revenues 624.9 624.0 614.9 670.1 662.9 1,248.9 1,331.7

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders(458.1)(458.8)(409.4)(527.5)(495.8)(916.9)(986.4)

Operating expenses(79.8)(85.6)(84.0)(90.1)(85.4)(165.4)(177.7)

Net amortization of DAC/VOBA(36.7)(38.5)(19.1)(63.3)(44.0)(75.2)(86.5)

Total operating benefits and expenses(574.6)(582.9)(512.5)(680.9)(625.2)(1,157.5)(1,250.6)

Operating earnings before income taxes 50.3 41.1 102.4(10.8) 37.7 91.4 81.1

Voya Financial Page 38 of 82 Individual Life Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Sources of operating earnings before income taxes:

Investment spread and other investment income 59.7 56.7 64.2 61.2 64.7 116.4 130.0

Fee based margin 3.7 3.7 3.9 4.1 4.2 7.4 8.4

Net underwriting gain (loss) and other revenue 86.1 90.8 128.4 63.3 90.7 176.9 178.9

Administrative expenses(55.3)(61.4)(58.4)(59.1)(60.0)(116.7)(121.4)

Trail commissions(7.4)(6.8)(7.5)(7.1)(5.3)(14.2)(15.1)

DAC/VOBA and other intangibles amortization, excluding

unlocking(32.5)(34.0)(33.7)(43.8)(42.0)(66.5)(85.2)

DAC/VOBA and other intangibles unlocking(4.0)(7.9) 5.5(29.4)(14.6)(11.9)(14.5)

Operating earnings before income taxes 50.3 41.1 102.4(10.8) 37.7 91.4 81.1

Gross Investment Income

Fixed income 206.7 206.6 209.8 213.0 212.0 413.3 419.8

Limited partnership income(0.7)(0.8)(1.6) 2.6 0.9(1.5) 1.2

Prepayment fee income 3.7 2.7 9.1 2.2 4.5 6.4 15.8

Total gross investment income 209.7 208.5 217.3 217.8 217.4 418.2 436.8

Investment expenses(6.7)(6.6)(6.3)(6.3)(6.4)(13.3)(12.3)

Credited interest(150.8)(149.7)(151.9)(157.0)(154.6)(300.5)(310.0)

Net margin 52.2 52.2 59.1 54.5 56.4 104.4 114.5

Other investment income (1) 7.5 4.5 5.1 6.7 8.3 12.0 15.5

Investment spread and other investment income 59.7 56.7 64.2 61.2 64.7 116.4 130.0

Net underwriting gain (loss) and other revenue

Fee revenue / Premiums 425.4 425.6 429.6 453.2 458.7 851.0 918.6

Net mortality, including Reinsurance(304.2)(309.9)(270.9)(349.9)(309.0)(614.1)(618.1)

Reserve change / Other(35.1)(24.9)(30.3)(40.0)(59.0)(60.0)(121.6)

Total net underwriting gain (loss) and other revenue 86.1 90.8 128.4 63.3 90.7 176.9 178.9

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.

Voya Financial Page 39 of 82 Individual Life Key Metrics

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Sales by Product Line:

Guaranteed — 0.1 — 0.1 — 0.1 —

Accumulation 1.3 1.8 1.1 1.4 1.0 3.1 2.6

Indexed 23.1 17.3 23.7 18.2 15.5 40.4 29.9

Total Universal life 24.4 19.2 24.8 19.7 16.5 43.6 32.5

Variable life 1.0 0.8 1.8 1.0 1.7 1.8 2.7

Term 3.0 3.5 3.8 4.0 5.1 6.5 10.0

Whole life — — — — — — —

Total sales by product line 28.4 23.5 30.4 24.7 23.3 51.9 45.2

Gross Premiums and Deposits by Product (1)

Interest sensitive 308.4 296.7 320.9 289.6 282.5 605.1 579.7

Non—interest sensitive 139.6 142.9 146.4 175.1 187.8 282.5 365.5

Total gross premiums and deposits 448.0 439.6 467.3 464.7 470.2 887.6 945.2

Applications

New business policy count (Paid) 3,969 4,251 4,552 4,654 5,607 8,220 11,014

End of Period:

In-Force Face Amount by Product (1)

Universal life 79,131 78,518 78,274 77,846 77,736 79,131 77,736

Variable life 23,878 24,361 24,734 25,224 25,668 23,878 25,668

Term 249,561 252,871 252,274 361,173 364,618 249,561 364,618

Whole life 1,895 1,923 1,938 1,974 2,002 1,895 2,002

Total in-force face amount 354,465 357,673 357,220 466,216 470,023 354,465 470,023

In-Force Policy Count (in whole numbers) (1)

Universal life 263,781 266,463 269,568 272,179 274,989 263,781 274,989

Variable life 56,695 57,593 58,524 59,669 60,632 56,695 60,632

Term 467,925 473,843 474,389 633,872 639,932 467,925 639,932

Whole life 120,597 122,402 124,437 126,230 128,103 120,597 128,103

Total in-force policy count 908,998 920,301 926,918 1,091,950 1,103,656 908,998 1,103,656

Assets Under Management by Fund Group (1)

General account 12,632.1 12,758.4 12,603.1 13,015.3 13,032.3 12,632.1 13,032.3

Separate account 2,473.4 2,477.6 2,520.8 2,470.6 2,696.6 2,473.4 2,696.6

Total AUM 15,105.5 15,236.0 15,123.9 15,485.9 15,728.9 15,105.5 15,728.9

(1) Excludes amounts transferred to third parties through reinsurance transactions.

Employee Benefits

Voya Financial Page 41 of 82 Employee Benefits Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Operating revenues

Net investment income and net realized gains (losses) 27.5 25.4 26.8 26.8 28.0 52.9 54.5

Fee income 15.8 15.8 16.0 21.0 15.5 31.6 31.3

Premiums 358.6 359.5 342.0 330.2 334.4 718.1 664.4

Other revenue(1.1)(1.0)(1.4)(1.3)(1.7)(2.1)(3.1)

Total operating revenues 400.8 399.7 383.4 376.7 376.2 800.5 747.1

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders(286.1)(293.5)(282.3)(252.7)(260.1)(579.6)(515.5)

Operating expenses(77.1)(79.7)(74.3)(71.2)(73.3)(156.8)(143.6)

Net amortization of DAC/VOBA(5.3)(5.7)(3.2)(8.6)(5.1)(11.0)(9.7)

Total operating benefits and expenses(368.5)(378.9)(359.8)(332.5)(338.5)(747.4)(668.8)

Operating earnings before income taxes 32.3 20.8 23.6 44.2 37.7 53.1 78.3

Voya Financial Page 42 of 82 Employee Benefits Sources of Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Sources of operating earnings before income taxes:

Investment spread and other investment income 12.5 10.2 11.7 11.6 12.8 22.7 23.8

Net underwriting gain (loss) and other revenue 102.3 95.8 89.4 109.4 104.2 198.1 207.0

Administrative expenses(49.0)(51.5)(48.6)(47.4)(47.5)(100.5)(93.4)

Trail commissions(28.2)(28.0)(25.7)(24.2)(26.7)(56.2)(49.4)

DAC/VOBA and other intangibles amortization, excluding unlocking(3.8)(3.4)(3.0)(2.6)(4.2)(7.2)(8.1)

DAC/VOBA and other intangibles unlocking(1.5)(2.3)(0.2)(2.6)(0.9)(3.8)(1.6)

Operating earnings before income taxes 32.3 20.8 23.6 44.2 37.7 53.1 78.3

Gross Investment Income

Fixed income 24.7 24.5 24.4 24.7 24.5 49.2 49.3

Limited partnership income(0.1)(0.3)(0.3) 0.2 0.1(0.4) 0.1

Prepayment fee income 1.1 0.4 1.5 0.4 1.3 1.5 1.4

Total gross investment income 25.7 24.6 25.6 25.3 25.9 50.3 50.8

Investment expenses(0.8)(0.8)(0.8)(0.8)(0.8)(1.6)(1.6)

Credited interest(15.0)(15.2)(15.1)(15.2)(15.2)(30.2)(30.6)

Net margin 9.9 8.6 9.7 9.3 9.9 18.5 18.6

Other investment income 2.6 1.6 2.0 2.3 2.9 4.2 5.2

Investment spread and other investment income 12.5 10.2 11.7 11.6 12.8 22.7 23.8

Group life

Premiums 119.4 123.6 119.0 119.4 122.5 243.0 238.6

Benefits(87.1)(104.4)(93.7)(90.3)(90.6)(191.5)(176.7)

Other (1)(2.3)(2.0)(2.4)(2.4)(2.4)(4.3)(4.3)

Total 30.0 17.2 22.9 26.7 29.5 47.2 57.6

Loss Ratio (Interest adjusted) 72.9% 84.5% 78.7% 75.6% 74.0% 78.8% 74.1%

Group stop loss

Premiums 206.6 209.2 196.1 191.2 193.5 415.8 386.4

Benefits(158.6)(157.5)(148.9)(128.7)(139.8)(316.1)(275.5)

Other (1)(0.8)(0.8)(1.2)(1.1)(0.2)(1.6)(2.8)

Total 47.2 50.9 46.0 61.4 53.5 98.1 108.1

Loss Ratio 76.8% 75.3% 75.9% 67.3% 72.2% 76.0% 71.3%

Voluntary Benefits, Disability, and Other 25.0 27.7 20.4 21.3 21.1 52.7 41.3

Net underwriting gain (loss) and other revenue 102.3 95.8 89.4 109.4 104.2 198.1 207.0

(1) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

Voya Financial Page 43 of 82 Employee Benefits Key Metrics

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Sales by Product Line:

Group life (Basic / Sup / AD&D) 5.1 42.9 4.9 6.1 6.0 48.0 42.6

Group stop loss 9.7 172.3 16.8 28.2 21.9 182.0 224.9

Disability 2.2 21.8 0.5 2.7 0.2 24.0 7.1

Association (Life, DI, PAI) — — 3.0 0.2 2.0 — 13.2

Other (PAI) 0.1 0.1 — — — 0.2 0.6

Total group products 17.1 237.1 25.2 37.3 30.1 254.2 288.4

Voluntary products 8.2 29.9 6.8 5.6 10.6 38.1 25.1

Total sales by product line 25.3 267.0 32.0 42.9 40.7 292.3 313.5

Total gross premiums and deposits 407.2 410.1 390.9 380.2 383.4 817.3 758.0

Total annualized in-force premiums 1,682.5 1,706.3 1,603.9 1,599.7 1,579.8 1,682.5 1,579.8

Assets Under Management by Fund Group

General account 1,794.7 1,769.0 1,777.9 1,795.3 1,798.9 1,794.7 1,798.9

Separate account 14.5 14.8 15.1 14.4 15.7 14.5 15.7

Total AUM 1,809.2 1,783.8 1,793.0 1,809.7 1,814.6 1,809.2 1,814.6

Corporate

Voya Financial Page 45 of 82 Corporate Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Interest expense(49.0)(48.7)(48.5)(48.1)(49.9)(97.7)(97.9)

Amortization of intangibles(9.1)(9.1)(9.1)(9.1)(9.2)(18.2)(18.4)

Strategic investment program (1)(31.3)(33.3)(34.7)(31.7)(13.1)(64.6)(13.1)

Other (2)(4.9) 18.1 10.2 13.3 18.9 13.2 27.9

Operating earnings before income taxes(94.3)(73.0)(82.1)(75.6)(53.3)(167.3)(101.5)

(1) On June 2, 2015, we announced that we would undertake a strategic investment program over the next four years as it relates to IT simplification, digital and analytics, and cross-enterprise initiatives.

(2) The three months ended 9/30/15 include $1.6 million of net investment income from Lehman Recovery/LIHTC.

Closed Blocks (Variable Annuity and Other)

Voya Financial Page 47 of 82 Closed Block Other Operating Earnings

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Operating revenues

Net investment income and net realized gains (losses) 15.0 12.7 12.5 14.0 16.3 27.7 36.8

Fee income — — — — — — —

Premiums — 1.7 0.7 0.8 0.1 1.7 1.3

Other revenue 0.4 1.4 0.6 0.1(0.4) 1.8(0.2)

Total operating revenues 15.4 15.8 13.8 14.9 16.0 31.2 37.9

Operating benefits and expenses

Interest credited and other benefits to contract owners/

policyholders(10.0)(8.3)(8.4)(8.4)(8.5)(18.3)(12.3)

Operating expenses(3.5)(3.7)(3.4)(3.9)(3.5)(7.2)(7.8)

Net amortization of DAC/VOBA — — — — — — —

Interest expense — — — — — — —

Impairment — — — — — — —

Total operating benefits and expenses(13.5)(12.0)(11.8)(12.3)(12.0)(25.5)(20.1)

Operating earnings before income taxes 1.9 3.8 2.0 2.6 4.0 5.7 17.8

Voya Financial Page 48 of 82 Closed Block Variable Annuity Income (Loss) Before Income Taxes

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Revenues

Net investment income 69.1 67.6 64.4 61.1 54.7 136.7 105.6

Fee income 249.1 245.6 264.2 274.9 291.2 494.7 579.2

Premiums 97.2 107.2 80.3 82.4 164.3 204.4 253.5

Net realized gains (losses)(54.4) 31.0(537.7) 370.3 145.5(23.4)(20.7)

Other revenues and premiums 1.0 1.6 1.4 0.3 2.8 2.6 5.3

Total revenues 362.0 453.0(127.4) 789.0 658.5 815.0 922.9

Benefits and expenses

Interest credited and other benefits to contract owners/

policyholders(193.7)(296.8)(72.7)(682.9)(351.8)(490.5)(520.3)

Operating expenses and interest expense(98.4)(98.6)(104.8)(104.1)(110.5)(197.0)(222.6)

Net amortization of DAC/VOBA(13.4)(11.6)(12.4)(9.1)(15.7)(25.0)(28.9)

Total benefits and expenses(305.5)(407.0)(189.9)(796.1)(478.0)(712.5)(771.8)

Income (loss) before income taxes 56.5 46.0(317.3)(7.1) 180.5 102.5 151.1

The following table presents notable items that result in

volatility in income (loss) before income taxes:

Net gains (losses) related to incurred guaranteed

benefits and guarantee hedge program, excluding

nonperformance risk (1)(312.1)(566.4)(229.7)(601.7) 47.5(878.5)(257.6)

Gains (losses) related to CHO program (1)(52.3)(17.4)(131.5) 122.4(14.4)(69.7)(16.7)

Gain (loss) due to nonperformance risk (1) 221.2 421.2(156.8) 240.9(68.2) 642.4(12.2)

Net investment gains (losses) (1) 3.3 13.7(13.5)(3.1) — 17.0 1.5

DAC/VOBA and other intangibles unlocking and loss

recognition(2.2)(0.5)(0.1) 4.1(2.6)(2.7)(2.3)

(1) Excludes net amortization of DAC/VOBA and other intangibles.

Voya Financial Page 49 of 82 Closed Block Variable Annuity Death and Living Benefits

Balances as of

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015

Death and living benefits-account value

GMAB/GMWB 592 604 631 636 709

GMIB 11,054 11,275 11,680 11,645 12,962

GMWBL 13,810 13,883 14,128 14,032 15,248

No living benefits 8,723 8,836 9,085 9,049 9,929

Total (1) 34,179 34,598 35,524 35,362 38,848

Net Amount at Risk (after reinsurance)

Total DB NAR 6,112 6,256 6,152 6,630 5,203

LB NAR

GMAB/GMWB 17 19 19 21 16

GMIB (2) 3,698 3,527 3,044 3,385 2,389

GMWBL(2) 3,444 3,014 2,106 2,374 1,271

Total LB NAR 7,159 6,560 5,169 5,780 3,676

(1) Excludes assets associated with Payout Reserves, Policy Loans, and Life Insurance Business.

(2) GMIB and GMWBL values represent discounted net amount at risk.

Voya Financial Page 50 of 82 Closed Block Variable Annuity AUM Rollforward

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Products in accumulation phase

Balance as of beginning of period 34,647.9 35,575.8 35,411.8 38,902.6 40,691.9 35,575.8 41,132.0

Deposits 21.5 28.1 28.1 27.8 33.9 49.6 67.9

Surrenders, benefits, and product charges(920.8)(885.3)(973.5)(1,016.6)(1,439.4)(1,806.1)(2,668.9)

Net cash flow(899.3)(857.2)(945.4)(988.8)(1,405.5)(1,756.5)(2,601.0)

Interest credited and investment performance 479.3(70.7) 1,109.5(2,502.0)(383.8) 408.6 371.6

Balance as of end of period 34,227.9 34,647.9 35,575.8 35,411.8 38,902.6 34,227.9 38,902.6

End of period contracts in payout status 3,406.3 3,203.5 2,976.0 2,817.4 2,676.8 3,406.3 2,676.8

Total balance as of end of period (1) 37,634.2 37,851.4 38,551.8 38,229.2 41,579.4 37,634.2 41,579.4

Assets under management by fund group

General account 3,835.5 3,642.0 3,410.4 3,269.8 3,128.7 3,835.5 3,128.7

Separate account 33,798.7 34,209.4 35,141.4 34,959.4 38,450.7 33,798.7 38,450.7

Total AUM (1) 37,634.2 37,851.4 38,551.8 38,229.2 41,579.4 37,634.2 41,579.4

(1) Includes products in accumulation and payout phase, Policy Loans, and Life Insurance Business

Investment Information

Voya Financial Page 52 of 82

Portfolio Composition

Balances as of

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015

Composition of Investment Portfolio Amount% of Total Amount% of Total Amount% of Total Amount% of Total Amount% of Total

Fixed maturities, available for sale, at fair value, after consolidation 71,015.5 74.2% 69,248.8 74.4% 67,733.4 76.5% 69,211.8 76.1% 68,162.5 77.2%

Fixed maturities, at fair value using the fair value option 3,985.3 4.2% 3,778.1 4.1% 3,226.6 3.6% 3,595.4 3.9% 3,568.1 4.0%

Equity securities, available for sale, before consolidation 391.6 N/M 380.3 N/M 421.6 N/M 363.2 N/M 279.6 N/M

VOE Adjustments(115.5) N/M(109.6) N/M(89.9) N/M(25.0) N/M — N/M

Equity securities, available for sale, at fair value 276.1 0.3% 270.7 0.3% 331.7 0.4% 338.2 0.4% 279.6 0.3%

Short-term investments 1,280.2 1.3% 1,360.2 1.5% 1,496.7 1.7% 1,572.9 1.7% 1,064.5 1.2%

Mortgage loans on real estate 11,209.4 11.7% 11,065.9 11.8% 10,447.5 11.8% 10,727.2 11.8% 10,366.7 11.7%

Policy loans 1,998.5 2.1% 2,009.4 2.2% 2,002.7 2.3% 2,027.2 2.2% 2,034.1 2.3%

Limited partnerships/corporations, before consolidation 1,110.9 N/M 1,098.6 N/M 1,233.4 N/M 1,210.2 N/M 1,186.4 N/M

CLO/VOEs Adjustments (1)(477.3) N/M(538.5) N/M(632.9) N/M(719.6) N/M(714.6) N/M

Limited partnerships/corporations, after consolidation 633.6 0.7% 560.1 0.6% 510.6 0.6% 465.6 0.5% 471.8 0.5%

Derivatives 2,948.6 3.1% 2,484.2 2.7% 1,538.5 1.7% 1,919.5 2.1% 1,429.3 1.6%

Other investments 89.7 0.1% 89.9 0.1% 91.6 0.1% 92.7 0.1% 93.3 0.1%

Securities pledged to creditors 2,202.3 2.3% 2,120.4 2.3% 1,112.6 1.3% 1,099.5 1.2% 976.5 1.1%

Total investments, after consolidation 95,639.2 100.0% 92,987.7 100.0% 88,491.9 100.0% 91,050.0 100.0% 88,446.4 100.0%

Fixed Maturity Securities—Security Sector (2)

U.S. Government agencies and authorities 4,378.9 5.7% 4,420.6 5.9% 4,001.6 5.6% 4,484.4 6.1% 3,652.3 5.0%

U.S. Corporate—Public 35,495.7 45.9% 34,744.8 46.1% 33,616.0 46.6% 34,516.0 46.7% 34,049.2 46.8%

U.S. Corporate—Private 7,181.2 9.3% 6,688.8 8.9% 6,641.1 9.2% 6,498.4 8.8% 6,405.9 8.8%

Foreign Government / Agency 1,019.3 1.3% 988.0 1.3% 922.2 1.3% 888.7 1.2% 884.5 1.2%

Foreign Corporate—Public 7,170.0 9.3% 7,191.2 9.6% 7,101.4 9.8% 7,179.6 9.7% 7,544.0 10.4%

Foreign Corporate—Private 7,701.2 10.0% 7,669.1 10.2% 7,348.6 10.2% 7,702.5 10.4% 7,805.6 10.7%

State, municipalities and political subdivisions 1,906.0 2.5% 1,558.9 2.1% 1,346.2 1.9% 1,166.9 1.6% 840.6 1.2%

Residential mortgaged-backed securities:

CMO-B Agency 3,535.9 4.6% 3,471.8 4.6% 3,233.4 4.5% 3,318.2 4.5% 3,323.4 4.6%

CMO-B Non-Agency 708.4 0.9% 582.2 0.8% 322.3 0.4% 354.5 0.5% 346.6 0.5%

Agency 2,368.8 3.1% 1,927.0 2.6% 1,682.2 2.3% 1,725.3 2.3% 1,789.2 2.5%

Non-Agency (3) 930.8 1.2% 988.5 1.3% 1,062.2 1.5% 1,135.8 1.5% 1,194.8 1.6%

Total Residential mortgage-backed securities 7,543.9 9.8% 6,969.5 9.3% 6,300.1 8.7% 6,533.8 8.8% 6,654.0 9.2%

Commercial mortgage-backed securities 4,077.8 5.3% 4,191.0 5.6% 4,092.6 5.7% 4,115.2 5.6% 3,987.7 5.5%

Other asset-backed securities (3) 729.1 0.9% 725.4 1.0% 702.8 1.0% 821.2 1.1% 883.3 1.2%

Total fixed maturities, including securities pledged (5) 77,203.1 100.0% 75,147.3 100.0% 72,072.6 100.0% 73,906.7 100.0% 72,707.1 100.0%

Fixed Maturity Securities—Contractual Maturity Dates

Due to mature:

Due in one year or less 1,931.5 2.5% 1,688.8 2.2% 1,353.2 1.9% 1,393.7 1.9% 1,825.8 2.5%

Due after one year through five years 14,572.6 18.9% 14,403.2 19.2% 13,843.2 19.2% 13,629.5 18.5% 13,257.7 18.2%

Due after five years through ten years 19,955.8 25.8% 20,388.0 27.1% 20,511.7 28.5% 21,075.1 28.5% 20,720.6 28.5%

Due after ten years 28,392.4 36.8% 26,781.4 35.6% 25,269.0 35.0% 26,338.2 35.6% 25,378.0 34.9%

CMO-B 4,244.3 5.5% 4,054.0 5.4% 3,555.7 4.9% 3,672.7 5.0% 3,670.0 5.1%

Mortgage-backed securities 7,377.4 9.6% 7,106.5 9.6% 6,837.0 9.5% 6,976.3 9.4% 6,971.7 9.6%

Other asset-backed securities (3) 729.1 0.9% 725.4 1.0% 702.8 1.0% 821.2 1.1% 883.3 1.2%

Total fixed maturities, including securities pledged (5) 77,203.1 100.0% 75,147.3 100.1% 72,072.6 100.0% 73,906.7 100.0% 72,707.1 100.0%

Fixed Maturity Securities—NAIC Quality Designation

1 45,460.3 58.9% 43,843.3 58.3% 41,315.4 57.3% 42,700.0 57.8% 40,955.0 56.3%

2 28,111.1 36.4% 27,784.3 37.0% 27,553.9 38.2% 28,034.3 37.9% 28,559.2 39.3%

3 2,730.6 3.5% 2,630.0 3.5% 2,571.7 3.6% 2,645.6 3.6% 2,645.6 3.6%

4 616.5 0.8% 613.6 0.8% 421.0 0.6% 296.0 0.4% 324.1 0.4%

5 78.6 0.1% 81.2 0.1% 44.0 0.1% 45.0 0.1% 36.8 0.1%

6 206.0 0.3% 194.9 0.3% 166.6 0.2% 185.8 0.2% 186.4 0.3%

Total fixed maturities, including securities pledged (4) (5) 77,203.1 100.0% 75,147.3 100.0% 72,072.6 100.0% 73,906.7 100.0% 72,707.1 100.0%

Fixed Maturity Securities—ARO Quality Rating

AAA 14,677.0 19.0% 14,499.5 19.3% 13,201.2 18.3% 13,812.9 18.7% 12,814.2 17.6%

AA 5,338.0 6.9% 4,667.3 6.2% 4,722.7 6.6% 4,749.2 6.4% 4,585.4 6.3%

A 23,527.4 30.5% 22,839.4 30.4% 21,514.3 29.9% 22,228.1 30.1% 21,447.5 29.5%

BBB 28,589.9 37.0% 28,128.1 37.4% 28,013.6 38.8% 28,444.5 38.5% 29,074.7 40.0%

BB 3,180.9 4.1% 3,078.9 4.1% 2,897.4 4.0% 2,938.0 4.0% 2,982.1 4.1%

B and below 1,889.9 2.5% 1,934.1 2.6% 1,723.4 2.4% 1,734.0 2.3% 1,803.2 2.5%

Total fixed maturities, including securities pledged (5) 77,203.1 100.0% 75,147.3 100.0% 72,072.6 100.0% 73,906.7 100.0% 72,707.1 100.0%

(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company’s equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

(2) Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors. (3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

(4) ARO ratings do not directly translate into NAIC ratings.

(5) Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on the Company’s balance sheet. Refer to the page in “Additional Information” section.

Voya Financial Page 53 of 82

Portfolio Results

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Net Net Net Net Net Net Net

Operating investment income and Investment Annualized Investment Annualized Investment Annualized Investment Annualized Investment Annualized Investment Annualized Investment Annualized

annualized yield (5) Income Yield Income Yield Income Yield Income Yield Income Yield Income Yield Income Yield

Fixed maturity securities (1) 859.5 5.07% 863.6 5.12% 847.0 5.03% 837.8 5.06% 830.2 5.04% 1,723.1 5.10% 1,659.7 5.03%

Equity securities 5.5 10.30% 3.4 6.44% 2.7 4.08% 3.2 4.44% 1.1 1.97% 8.9 8.37% 3.8 2.97%

Mortgage loans 122.5 4.47% 122.9 4.68% 120.3 4.69% 122.0 4.76% 120.3 4.80% 245.4 4.57% 239.3 4.84%

Limited partnerships(8.1)(2.93)%(34.1)(11.69)%(19.9)(6.71)% 9.1 3.13% 21.8 7.64%(42.2)(7.43)% 35.6 6.53%

Policy loans 26.1 5.36% 26.0 5.31% 26.2 5.38% 27.0 5.48% 26.9 5.44% 52.1 5.34% 54.5 5.45%

Short-term investments 1.8 0.16% 1.4 0.15% 0.7 0.08% 0.7 0.07% 0.7 0.10% 3.2 0.14% 1.6 0.10%

Derivatives (1) 10.8 N/A 10.2 N/A 12.1 N/A 7.3 N/A 9.3 N/A 21.0 N/A 18.2 N/A

Prepayment fee income 43.7 0.20% 16.1 0.07% 65.7 0.30% 29.3 0.14% 16.1 0.08% 59.8 0.14% 54.4 0.13%

Other assets 1.5 N/A 0.5 N/A 0.8 N/A 0.7 N/A(0.2) N/A 2.0 N/A 1.1 N/A

Gross investment income before expenses

and fees 1,063.3 4.92% 1,010.0 4.75% 1,055.6 4.99% 1,037.1 4.96% 1,026.2 4.98% 2,073.3 4.81% 2,068.2 5.02%

Expenses and fees(43.7) -0.21%(41.9) -0.20%(41.1) -0.20%(41.7) -0.20%(39.7) -0.20%(85.6) -0.20%(79.2) -0.20%

Total investment income and annualized

yield 1,019.6 4.71% 968.1 4.55% 1,014.5 4.79% 995.4 4.76% 986.5 4.78% 1,987.7 4.61% 1,989.0 4.82%

Less: Closed Block Variable Annuity (CBVA)

investment income net of expenses and

fees 69.1 67.6 64.4 61.1 54.7 136.7 105.6

Total investment income, excluding CBVA 950.5 900.5 950.1 934.3 931.8 1,851.0 1,883.4

Trading gains/losses (5)

Fixed maturities(14.6)(57.1)(13.8)(5.7) 1.4(71.7) 6.5

Equity securities 0.2 — 2.8(0.1)(0.3) 0.2(0.2)

Mortgage loans 0.4(0.1) 0.5(0.5) 0.9 0.3 1.0

Other investments(0.5) — 1.1(1.3) 0.6(0.5) 0.8

Total trading gains/losses, excluding CBVA(14.5)(57.2)(9.4)(7.6) 2.6(71.7) 8.1

Impairments (5)

Fixed maturities(4.0)(10.7)(54.5)(36.5)(7.3)(14.7)(10.8)

Equity securities — — — — — —(0.1)

Mortgage loans — — — — — — —

Other investments — — — — — — —

Total impairments, excluding CBVA(4.0)(10.7)(54.5)(36.5)(7.3)(14.7)(10.9)

Fair value adjustments (2) 41.1 58.1(41.4) 17.7 8.9 99.2 74.3

Derivatives, including change in fair value

of derivatives related to guaranteed

benefits, excluding CBVA(26.3) 35.0(18.9) 55.4 20.9 8.7 46.6

Net realized investment gains (losses) and

Net guaranteed benefit hedging gains

(losses), excluding CBVA (5)(3.7) 25.2(124.2) 29.0 25.1 21.5 24.9

CBVA investment income and realized

capital gains (losses) 14.7 98.6(473.3) 431.4 200.2 113.3 84.9

Businesses exited through reinsurance (3) 68.9 61.2 9.8 17.6(40.2) 130.1(2.9)

Consolidation/eliminations (4) 43.5 19.3 43.5(9.6)(9.0) 62.8 6.1

Total investment income and realized

capital gains (losses) 1,073.9 1,104.8 405.9 1,402.7 1,107.9 2,178.7 1,996.4

(1) Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.

(2) Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.

(3) Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.

(4) Includes i) the impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company’s management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company, ii) the elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment, iii) and other intersegment eliminations.

(5) Investment results related to businesses exited through reinsurance are excluded.

Voya Financial Page 54 of 82 Alternative Investment Income

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Retirement

Average alternative investments 424.2 417.2 426.4 436.3 414.8 420.7 382.0

Alternative investment income 0.6(7.9)(3.6) 1.7 8.6(7.3) 11.1

Annuities

Average alternative investments 256.6 259.6 266.2 270.0 260.9 258.1 246.2

Alternative investment income 0.1(4.9)(3.9) 2.6 5.0(4.8) 6.3

Investment Management

Average alternative investments 175.4 185.5 194.1 219.4 185.7 180.5 167.0

Alternative investment income(8.6)(14.7)(8.8) 0.4 3.4(23.3) 9.5

Individual Life

Average alternative investments 173.9 181.3 179.8 178.4 173.6 177.6 164.7

Alternative investment income 0.2(2.7)(2.3) 2.8 3.7(2.5) 4.8

Employee Benefits

Average alternative investments 41.2 41.1 43.4 44.4 42.0 41.2 38.4

Alternative investment income 0.2(0.8)(0.5) 0.2 0.9(0.6) 1.1

Total Ongoing Business

Average alternative investments 1,071.3 1,084.7 1,109.9 1,148.5 1,077.0 1,078.1 998.3

Alternative investment income(7.5)(31.0)(19.1) 7.7 21.6(38.5) 32.8

Corporate (1)

Average alternative investments — — — — — — 54.9

Alternative investment income — — — — — — 2.8

Closed Blocks (2)

Average alternative investments 7.9 8.3 23.6 28.2 30.5 8.1 27.0

Alternative investment income 0.1(0.1)(0.1) — 0.7 — 0.9

Total Consolidated (3)

Average alternative investments 1,079.2 1,093.0 1,133.5 1,176.7 1,107.5 1,086.2 1,080.2

Alternative investment income(7.4)(31.1)(19.2) 7.7 22.3(38.5) 36.5

(1) Effective in the second quarter of 2015, approximately $110 million of alternative assets previously allocated to the excess capital in the Corporate segment is now allocated to all segments in proportion to each segment’s target statutory capital.

(2) Our Closed Block Variable Annuity segment is managed to focus on protecting regulatory and rating agency capital rather than achieving operating metrics and, therefore, its results of operations are not reflected within investment income.

(3) Alternative investment income excludes the net investment income from Lehman Recovery/LIHTC in the three months ending 9/30/15.

Voya Financial Page 55 of 82 Unrealized Gains (Losses)

Balances as of

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015

% of% of% of% of% of

Amount Total Amount Total Amount Total Amount Total Amount Total

Fixed Maturities, available for sale (including

securities pledged)

Aging Schedule

Less than 20%(218.2) 57.8%(503.9) 61.1%(1,015.1) 64.4%(782.4) 74.4%(703.7) 93.6%

20% or more for less than six months(28.6) 7.6%(206.5) 25.0%(524.5) 33.2%(254.9) 24.2%(32.6) 4.3%

20% or more for six months or greater(130.7) 34.6%(114.3) 13.9%(38.5) 2.4%(14.6) 1.4%(15.6) 2.1%

Total unrealized loss(377.5) 100.0%(824.7) 100.0%(1,578.1) 100.0%(1,051.9) 100.0%(751.9) 100.0%

Total unrealized gain 6,944.4 5,271.3 3,700.8 4,542.7 4,432.3

Net unrealized gain (loss) 6,566.9 4,446.6 2,122.7 3,490.8 3,680.4

Fixed Maturities Securities by Security Sector—Net

unrealized gain (loss) (1)

US Treasuries and US government agencies and

authorities 927.5 764.2 555.4 635.2 502.6

US Corporate—Public 3,339.2 2,127.4 821.7 1,477.4 1,566.1

US Corporate—Private 430.0 268.6 113.6 216.6 204.9

Foreign Government / Agency 58.7 27.9(8.0) 0.7 26.4

Foreign Corporate—Public 380.3 116.4(97.5) 46.3 218.9

Foreign Corporate—Private 476.1 343.9 96.1 305.5 380.6

State, municipalities, and political subdivisions 137.9 61.9 8.4 14.6 1.2

Residential mortgaged-backed securities:

CMO-B Agency 335.7 332.7 309.7 364.9 368.4

CMO-B Non-Agency 115.0 109.7 102.7 111.7 105.6

Agency 56.0 43.5 24.6 38.6 31.0

Non-Agency 39.8 41.3 59.8 69.0 77.7

Total residential mortgage-backed securities 546.5 527.2 496.8 584.2 582.7

Commercial mortgage-backed securities 254.7 195.3 124.8 189.9 179.1

Other asset-backed securities (1) 16.0 13.8 11.4 20.4 17.9

Total net unrealized gain (loss) 6,566.9 4,446.6 2,122.7 3,490.8 3,680.4

(1) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.

Voya Financial Page 56 of 82 Asset Backed Securities

Balances as of

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015

Amortized Amortized Amortized Amortized Amortized

RMBS Balances by Collateral Type (1) (2) Fair Value Cost Fair Value Cost Fair Value Cost Fair Value Cost Fair Value Cost

Prime Agency 5,904.6 5,452.5 5,398.9 4,963.1 4,915.4 4,522.7 5,043.5 4,574.7 5,105.1 4,641.1

Prime / Non-Agency 944.2 817.7 828.7 705.3 591.5 473.8 648.3 518.5 671.4 545.3

Alt-A RMBS 287.3 244.8 304.3 260.8 332.0 283.3 352.2 298.7 367.0 313.6

Subprime Mortgage-Backed Securities 407.8 384.7 437.6 414.8 461.2 428.6 489.8 452.4 510.5 468.0

Total 7,543.9 6,899.7 6,969.5 6,344.0 6,300.1 5,708.4 6,533.8 5,844.3 6,654.0 5,968.0

Balances as of

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015

Amortized Amortized Amortized Amortized Amortized

CMBS Balances by Year of Origination (1) (2) Fair Value Cost Fair Value Cost Fair Value Cost Fair Value Cost Fair Value Cost

2016 267.5 258.0 145.8 144.3 — — — — — —

2015 882.8 821.1 846.8 810.6 747.9 745.5 394.4 389.0 115.5 118.7

2014 709.9 645.2 760.4 715.4 738.5 722.7 722.3 695.0 631.9 623.9

2013 637.7 564.4 631.1 572.9 554.6 521.4 555.8 511.1 516.5 488.2

2012 27.0 24.7 29.4 27.8 19.6 19.3 29.8 28.7 21.4 20.8

2011 60.9 57.9 60.0 58.0 46.0 45.9 33.1 32.5 11.8 11.9

2010 23.1 22.2 23.7 23.0 17.1 16.9 16.6 16.2 15.6 15.5

2009 0.7 0.7 0.7 0.7 — — — — — —

2008 9.9 9.8 10.0 9.8 10.3 9.6 10.8 9.7 10.9 9.6

2007 1,015.8 983.9 1,031.6 992.1 1,063.7 1,012.5 1,079.6 1,008.4 1,093.2 1,008.5

2006 371.3 366.5 577.2 569.0 812.2 793.8 1,033.9 1,000.8 1,134.4 1,085.4

2005 and prior 71.2 68.7 74.3 72.1 82.7 80.2 238.9 233.9 436.5 426.1

Total 4,077.8 3,823.1 4,191.0 3,995.7 4,092.6 3,967.8 4,115.2 3,925.3 3,987.7 3,808.6

Balances as of

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015

Amortized Amortized Amortized Amortized Amortized

Other ABS Balances by Loan Classification (1) (2) (3) Fair Value Cost Fair Value Cost Fair Value Cost Fair Value Cost Fair Value Cost

Credit Card Receivables 343.6 333.7 371.9 362.5 387.0 380.7 461.6 448.2 469.7 457.7

Automobile Receivables 140.4 140.1 172.1 172.2 121.9 122.1 134.1 134.0 145.7 145.6

CLO’s (1) 50.6 49.0 25.7 25.3 10.0 10.0 13.4 13.4 66.1 64.9

Other 194.5 190.3 155.7 151.6 183.9 178.6 212.1 205.2 201.8 197.2

Total 729.1 713.1 725.4 711.6 702.8 691.4 821.2 800.8 883.3 865.4

(1) Excludes consolidated CLO’s.

(2) Includes fixed maturities securities related to businesses exited through reinsurance. Refer to the page in “Additional Information” section.

Voya Financial Page 57 of 82 RMBS Securities Summary

As of June 30, 2016

RMBS (1) by Rating and Origination Year

Subprime Mortgage-

(in millions USD) Prime Agency Prime/Non-Agency Alt-A RMBS Backed Securities Total

Amortized Amortized Amortized Amortized Amortized

NAIC Designation (2) Fair Value Cost Fair Value Cost Fair Value Cost Fair Value Cost Fair Value Cost

1 5,889.3 5,435.8 657.1 604.6 275.9 236.2 375.4 349.8 7,197.7 6,626.4

2 — — 98.6 96.7 5.3 4.8 18.6 20.7 122.5 122.2

3 1.4 1.4 5.2 3.6 3.3 1.5 8.0 7.7 17.9 14.2

4 13.9 15.3 2.5 0.1 0.3 0.2 4.3 4.7 21.0 20.3

5 — — 34.1 24.9 0.4 0.3 1.2 1.5 35.7 26.7

6 — — 146.7 87.8 2.1 1.8 0.3 0.3 149.1 89.9

Total by rating 5,904.6 5,452.5 944.2 817.7 287.3 244.8 407.8 384.7 7,543.9 6,899.7

Subprime Mortgage-

(in millions USD) Prime Agency Prime/Non-Agency Alt-A RMBS Backed Securities Total

Amortized Amortized Amortized Amortized Amortized

ARO Rating (2) Fair Value Cost Fair Value Cost Fair Value Cost Fair Value Cost Fair Value Cost

AAA 5,886.2 5,432.7 15.2 14.7 0.1 0.1 — — 5,901.5 5,447.5

AA 0.4 0.4 6.1 5.2 0.2 0.2 4.6 4.6 11.3 10.4

A 2.7 2.7 8.0 7.9 2.5 2.5 15.8 16.3 29.0 29.4

BBB — — 39.4 39.7 7.8 8.0 37.2 39.3 84.4 87.0

BB 1.4 1.4 332.8 319.3 8.5 8.4 20.7 21.8 363.4 350.9

B and below 13.9 15.3 542.7 430.9 268.2 225.6 329.5 302.7 1,154.3 974.5

Total by rating 5,904.6 5,452.5 944.2 817.7 287.3 244.8 407.8 384.7 7,543.9 6,899.7

Subprime Mortgage-

(in millions USD) Prime Agency Prime/Non-Agency Alt-A RMBS Backed Securities Total

Amortized Amortized Amortized Amortized Amortized

Origination Year (2) Fair Value Cost Fair Value Cost Fair Value Cost Fair Value Cost Fair Value Cost

2016 502.9 499.7 — — — — — — 502.9 499.7

2015 371.8 367.3 80.9 78.0 — — — — 452.7 445.3

2014 629.9 617.2 290.8 279.6 — — — — 920.7 896.8

2013 1,018.9 985.7 27.4 26.3 — — — — 1,046.3 1,012.0

2012 641.5 635.0 — — — — — — 641.5 635.0

2011 667.8 635.1 — — — — — — 667.8 635.1

2010 524.5 495.1 13.1 12.6 — — — — 537.6 507.7

2009 177.6 175.5 3.9 4.1 — — — — 181.5 179.6

2008 123.9 113.1 — — — — — — 123.9 113.1

2007 285.1 256.6 117.0 104.3 95.9 86.8 123.6 109.0 621.6 556.7

2006 331.6 247.5 159.7 96.5 78.9 55.4 96.6 87.7 666.8 487.1

2005 and prior 629.1 424.7 251.4 216.3 112.5 102.6 187.6 188.0 1,180.6 931.6

Total by origination year 5,904.6 5,452.5 944.2 817.7 287.3 244.8 407.8 384.7 7,543.9 6,899.7

Subprime mortgage-backed securities are included in RMBS under this presentation.

(1) Includes fixed maturities securities related to businesses exited through reinsurance. Refer to the page in “Additional Information” section.

Voya Financial Page 58 of 82 CMBS and Other Asset-Backed Securities Summary

As of June 30, 2016

CMBS by Rating and Origination Year

(in millions USD) AAA AA A BBB BB B & Below Total

Fair Amortized Fair Amortized Fair Amortized Fair Amortized Fair Amortized Fair Amortized Fair Amortized

Origination Year (3) Value Cost Value Cost Value Cost Value Cost Value Cost Value Cost Value Cost

2016 267.5 258.0 — — — — — — — — — — 267.5 258.0

2015 818.7 757.0 50.7 50.7 13.4 13.4 — — — — — — 882.8 821.1

2014 700.7 636.0 8.2 8.2 1.0 1.0 — — — — — — 709.9 645.2

2013 634.8 561.5 — — 2.9 2.9 — — — — — — 637.7 564.4

2012 27.0 24.7 — — — — — — — — — — 27.0 24.7

2011 60.9 57.9 — — — — — — — — — — 60.9 57.9

2010 23.1 22.2 — — — — — — — — — — 23.1 22.2

2009 0.7 0.7 — — — — — — — — — — 0.7 0.7

2008 — — — — — — — — 9.9 9.8 — — 9.9 9.8

2007 174.2 170.2 262.2 256.7 207.5 203.8 92.8 91.6 212.9 200.1 66.2 61.5 1,015.8 983.9

2006 54.3 54.0 40.7 40.2 146.0 144.9 40.4 40.1 50.1 49.7 39.8 37.6 371.3 366.5

2005 and prior 21.5 20.3 6.4 6.3 31.5 31.6 — — 1.8 1.7 10.0 8.8 71.2 68.7

Total by origination year 2,783.4 2,562.5 368.2 362.1 402.3 397.6 133.2 131.7 274.7 261.3 116.0 107.9 4,077.8 3,823.1

Other Asset-Backed Securities (1) by Rating and Classification

Credit Card Automobile

(in millions USD) Receivables Receivables CLO’s (2) Other Total

Fair Amortized Fair Amortized Fair Amortized Fair Amortized Fair Amortized

ARO Rating (3) Value Cost Value Cost Value Cost Value Cost Value Cost

AAA 343.6 333.7 140.4 140.1 23.0 23.0 79.7 77.5 586.7 574.3

AA — — — — 2.3 2.3 3.1 2.8 5.4 5.1

A — — — — 1.3 1.3 12.4 12.9 13.7 14.2

BBB — — — — 1.0 1.0 89.8 88.6 90.8 89.6

BB — — — — 0.8 0.8 9.5 8.5 10.3 9.3

B and below — — — — 22.2 20.6 — — 22.2 20.6

Total by rating 343.6 333.7 140.4 140.1 50.6 49.0 194.5 190.3 729.1 713.1

Credit Card Automobile

(in millions USD) Receivables Receivables CLO’s (2) Other Total

Fair Amortized Fair Amortized Fair Amortized Fair Amortized Fair Amortized

NAIC Designation (3) Value Cost Value Cost Value Cost Value Cost Value Cost

1 343.6 333.7 140.4 140.1 26.5 26.5 121.5 119.3 632.0 619.6

2 — — — — 1.0 1.0 55.7 54.7 56.7 55.7

3 — — — — 0.8 0.8 13.8 13.0 14.6 13.8

4 — — — — 2.0 2.1 3.5 3.3 5.5 5.4

5 — — — — — — — — — —

6 — — — — 20.3 18.6 — — 20.3 18.6

Total by rating 343.6 333.7 140.4 140.1 50.6 49.0 194.5 190.3 729.1 713.1

(1) Subprime asset-backed securities are excluded from Other Asset-Backed Securities and included in Non-Agency RMBS under this presentation.

(2) Excludes consolidated CLO’s

(3) Includes fixed maturities securities related to businesses exited through reinsurance. Refer to page in “Additional Information” section.

Voya Financial Page 59 of 82 Mortgage Loans on Real Estate

Balances as of

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015

Amount% of Total Amount% of Total Amount% of Total Amount% of Total Amount% of Total

U.S. Region (1)

Pacific 2,803.7 25.0% 2,649.1 23.9% 2,605.3 24.9% 2,708.1 25.3% 2,649.2 25.5%

South Atlantic 2,532.7 22.6% 2,557.4 23.1% 2,318.9 22.2% 2,321.3 21.6% 2,272.3 21.9%

Middle Atlantic 1,641.8 14.6% 1,498.9 13.6% 1,499.1 14.3% 1,506.3 14.0% 1,429.4 13.8%

East North Central 1,241.5 11.1% 1,226.7 11.1% 1,103.3 10.6% 1,137.6 10.6% 1,035.7 10.0%

West South Central 1,126.4 10.0% 1,144.5 10.3% 1,103.7 10.6% 1,235.5 11.5% 1,171.4 11.3%

Mountain 948.0 8.5% 1,066.9 9.6% 924.2 8.8% 913.7 8.5% 867.1 8.4%

West North Central 514.8 4.6% 519.7 4.7% 488.8 4.7% 497.8 4.7% 505.4 4.9%

New England 215.5 1.9% 217.8 2.0% 222.8 2.1% 228.6 2.1% 230.5 2.2%

East South Central 187.8 1.7% 188.2 1.7% 184.6 1.8% 181.6 1.7% 208.5 2.0%

Total Commercial Mortgage Loans 11,212.2 100.0% 11,069.2 100.0% 10,450.7 100.0% 10,730.5 100.0% 10,369.5 100.0%

Property Type (1)

Industrial 2,502.2 22.3% 2,365.9 21.4% 2,161.3 20.7% 2,481.7 23.1% 2,363.8 22.8%

Retail 3,595.7 32.1% 3,736.0 33.8% 3,672.8 35.1% 3,714.7 34.6% 3,717.1 35.8%

Office 1,836.7 16.4% 1,768.7 16.0% 1,617.7 15.5% 1,583.8 14.8% 1,406.5 13.6%

Apartments 2,233.2 19.9% 2,146.3 19.4% 1,942.9 18.6% 1,886.6 17.6% 1,823.0 17.6%

Hotel/Motel 418.1 3.7% 421.5 3.8% 425.0 4.1% 428.0 4.0% 399.3 3.9%

Other 511.5 4.6% 515.3 4.6% 525.9 5.0% 530.1 4.9% 553.6 5.3%

Mixed Use 114.8 1.0% 115.5 1.0% 105.1 1.0% 105.6 1.0% 106.2 1.0%

Total Commercial Mortgage Loans 11,212.2 100.0% 11,069.2 100.0% 10,450.7 100.0% 10,730.5 100.0% 10,369.5 100.0%

Loan Size (1)

Under $5 million 1,181.4 10.5% 1,228.5 11.1% 1,181.3 10.7% 1,266.7 12.1% 1,318.2 12.7%

$5 million but less than $10 million 1,763.9 15.7% 1,670.7 15.1% 1,586.6 14.3% 1,605.9 15.4% 1,618.2 15.6%

$10 million but less than $20 million 2,757.9 24.6% 2,726.0 24.6% 2,579.0 23.3% 2,548.5 24.4% 2,485.3 24.0%

$20 million but less than $30 million 1,656.5 14.8% 1,584.2 14.3% 1,487.9 13.4% 1,516.3 14.5% 1,500.2 14.5%

$30 million and over 3,852.5 34.4% 3,859.8 34.9% 3,615.9 32.7% 3,793.1 36.3% 3,447.6 33.2%

Total Commercial Mortgage Loans 11,212.2 100.0% 11,069.2 100.0% 10,450.7 94.4% 10,730.5 102.7% 10,369.5 100.0%

Other Stats (as ratios)

LTV—Origination 60.5% 60.2% 60.0% 60.1% 60.1%

LTV—Current 54.8% 54.1% 53.7% 55.2% 55.8%

Debt Service Coverage 2.3 2.2 2.2 2.1 2.0

Other Stats (in millions USD)

Allowance for loan losses 2.8 3.3 3.2 3.3 2.8

(1) Total Commercial Mortgage Loans shown do not include allowance for mortgage loan credit losses

Voya Financial Page 60 of 82 U.S. and Foreign Corporate Securities

Summary of Corporate Securities by

Industry Category

Balances as of

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015

% of% of% of% of% of

Type Industry Fair Value Total Fair Value Total Fair Value Total Fair Value Total Fair Value Total

Communications 3,798.6 8.9% 3,798.6 9.1% 3,670.0 9.0% 3,704.2 8.9% 3,790.4 9.1%

Financial 7,715.7 18.1% 7,640.1 18.2% 7,426.5 18.2% 7,319.5 17.6% 7,117.7 17.1%

Industrial and other companies 19,194.2 44.9% 18,723.9 44.6% 17,628.2 43.4% 18,210.6 43.6% 17,995.2 43.3%

Public Energy 5,147.5 12.1% 5,327.6 12.7% 5,859.1 14.4% 6,334.9 15.2% 6,714.4 16.1%

Utilities 5,416.3 12.7% 5,104.5 12.2% 4,864.1 11.9% 4,866.7 11.7% 4,773.9 11.5%

Transportation 1,393.4 3.3% 1,341.3 3.2% 1,269.5 3.1% 1,259.7 3.0% 1,201.6 2.9%

Total by public industries 42,665.7 100.0% 41,936.0 100.0% 40,717.4 100.0% 41,695.6 100.0% 41,593.2 100.0%

Communications 487.1 3.3% 482.2 3.4% 464.0 3.3% 425.1 3.0% 437.1 3.1%

Financial 813.8 5.5% 811.4 5.7% 931.1 6.7% 977.8 6.9% 1,006.1 7.1%

Industrial and other companies 8,290.6 55.6% 7,897.8 55.0% 7,612.5 54.4% 7,627.3 53.6% 7,767.3 54.6%

Private Energy 1,555.5 10.5% 1,549.4 10.7% 1,472.2 10.5% 1,598.3 11.3% 1,667.2 11.7%

Utilities 3,232.3 21.7% 3,120.8 21.7% 3,043.8 21.8% 3,090.7 21.8% 2,856.7 20.1%

Transportation 503.1 3.4% 496.3 3.5% 466.1 3.3% 481.7 3.4% 477.1 3.4%

Total by private industries 14,882.4 100.0% 14,357.9 100.0% 13,989.7 100.0% 14,200.9 100.0% 14,211.5 100.0%

Communications 4,285.7 7.5% 4,280.8 7.6% 4,134.0 7.6% 4,129.3 7.4% 4,227.5 7.6%

Financial 8,529.5 14.8% 8,451.5 15.0% 8,357.6 15.3% 8,297.3 14.8% 8,123.8 14.6%

Industrial and other companies 27,484.8 47.8% 26,621.7 47.3% 25,240.7 46.0% 25,837.9 46.3% 25,762.5 46.1%

Totals Energy 6,703.0 11.6% 6,877.0 12.2% 7,331.3 13.4% 7,933.2 14.2% 8,381.6 15.0%

Utilities 8,648.6 15.0% 8,225.3 14.6% 7,907.9 14.5% 7,957.4 14.2% 7,630.6 13.7%

Transportation 1,896.5 3.3% 1,837.6 3.3% 1,735.6 3.2% 1,741.4 3.1% 1,678.7 3.0%

Total by industry categories 57,548.1 100.0% 56,293.9 100.0% 54,707.1 100.0% 55,896.5 100.0% 55,804.7 100.0%

Voya Financial Page 61 of 82 Exposure to European Debt-Fixed Maturities and Equity Securities

As of June 30, 2016

Corporate—Non-

Sovereign Debt Corporate—Financial Financial Total Total

Amortized

(in millions USD) Fair Value% of Total Fair Value% of Total Fair Value% of Total Fair Value% of Total Cost% of Total

Ireland — —% — —% 187.2 2.4% 187.2 2.1% 166.2 2.0%

Italy — —% — —% 289.0 3.7% 289.0 3.2% 266.0 3.2%

Portugal — —% — —% 10.5 0.1% 10.5 0.1% 8.5 0.1%

Spain — —% — —% 169.2 2.2% 169.2 1.9% 147.1 1.8%

Total Peripheral Euro-Zone — —% — —% 655.9 8.4% 655.9 7.3% 587.8 7.1%

Austria — —% — —% — —% — —% — —%

Belgium 37.8 14.8% — —% 459.3 5.9% 497.1 5.5% 428.4 5.1%

Bulgaria — —% — —% — —% — —% — —%

Croatia 27.9 10.9% — —% — —% 27.9 0.3% 25.7 0.3%

Czech Republic — —% — —% 10.6 0.1% 10.6 0.1% 10.0 0.1%

Denmark — —% — —% 123.6 1.6% 123.6 1.4% 115.0 1.4%

Finland — —% — —% 17.3 0.2% 17.3 0.2% 17.0 0.2%

France — —% 145.7 14.6% 439.5 5.6% 585.2 6.5% 543.7 6.5%

Germany — —% 9.9 1.0% 820.0 10.5% 829.9 9.1% 779.5 9.3%

Hungary — —% — —% — —% — —% — —%

Iceland — —% — —% — —% — —% — —%

Kazakhstan 46.1 18.1% 1.3 0.1% 21.7 0.3% 69.1 0.7% 66.5 0.7%

Latvia 4.6 1.8% — —% — —% 4.6 —% 4.5 —%

Lithuania 34.4 13.5% — —% — —% 34.4 0.4% 30.1 0.4%

Luxembourg — —% — —% — —% — —% — —%

Netherlands — —% 141.0 14.2% 974.2 12.5% 1,115.2 12.3% 1,036.7 12.4%

Norway — —% — —% 276.8 3.6% 276.8 3.1% 257.0 3.1%

Russian Federation 53.9 21.1% 5.1 0.5% 78.6 1.0% 137.6 1.5% 122.1 1.5%

Slovakia 5.7 2.2% — —% — —% 5.7 —% 5.0 —%

Slovenia — —% — —% — —% — —% — —%

Sweden — —% 33.8 3.4% 64.7 0.8% 98.5 1.1% 92.0 1.1%

Switzerland — —% 315.4 31.7% 668.4 8.6% 983.8 10.9% 905.1 10.8%

Turkey 44.8 17.6% — —% 87.2 1.1% 132.0 1.5% 125.7 1.5%

United Kingdom — —% 343.4 34.5% 3,105.2 39.8% 3,448.6 38.1% 3,226.8 38.5%

Total Non-Peripheral Europe 255.2 100.0% 995.6 100.0% 7,147.1 91.6% 8,397.9 92.7% 7,790.8 92.9%

Total Europe 255.2 100.0% 995.6 100.0% 7,803.0 100.0% 9,053.8 100.0% 8,378.6 100.0%

Reconciliations

Voya Financial Page 63 of 82 Reconciliation of Operating Revenues and Earnings by Segment

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Operating Revenues

Retirement 722.3 937.7 662.5 1,137.3 593.8 1,660.0 1,194.3

Annuities 319.1 303.0 322.2 314.4 310.4 622.1 626.0

Investment Management 142.4 132.2 147.9 152.6 158.6 274.6 321.7

Individual Life 624.9 624.0 614.9 670.1 662.9 1,248.9 1,331.7

Employee Benefits 400.8 399.7 383.4 376.7 376.2 800.5 747.1

Ongoing Business 2,209.5 2,396.6 2,130.9 2,651.1 2,101.9 4,606.1 4,220.8

Corporate 17.5 12.9 16.7 14.1 18.6 30.4 39.0

Total Closed Blocks 15.4 15.8 13.8 14.9 16.0 31.2 37.9

Total operating revenues 2,242.4 2,425.3 2,161.4 2,680.1 2,136.5 4,667.7 4,297.7

Operating Earnings

Retirement 140.5 103.7 137.2 80.5 128.4 244.2 252.9

Annuities 72.6 50.7 62.9 50.5 61.0 123.3 129.6

Investment Management 31.8 22.7 42.4 45.6 47.0 54.5 93.9

Individual Life 50.3 41.1 102.4(10.8) 37.7 91.4 81.1

Employee Benefits 32.3 20.8 23.6 44.2 37.7 53.1 78.3

Ongoing Business 327.5 239.0 368.5 210.0 311.8 566.5 635.8

Corporate(94.3)(73.0)(82.1)(75.6)(53.3)(167.3)(101.5)

Total Closed Blocks 1.9 3.8 2.0 2.6 4.0 5.7 17.8

Total operating earnings before income taxes 235.1 169.8 288.4 137.0 262.5 404.9 552.1

Closed Block Variable Annuity 56.5 46.0(317.3)(7.1) 180.5 102.5 151.1

Net investment gains (losses) and related charges and

adjustments(24.7)(60.4)(59.7)(64.6)(9.4)(85.1) 41.0

Net guaranteed benefit hedging gains (losses) and related 21.2 93.5(39.6 charges and adjustments )(31.7) 24.6 114.7(22.6)

Income (loss) related to businesses exited through reinsurance or divestment 0.5 1.6(104.2)(16.4)(33.3) 2.1(48.7)

Income (loss) attributable to noncontrolling interests(25.5) 0.7(53.6) 75.9 81.9(24.8) 108.0

Income (loss) on early extinguishment of debt(102.4)(1.7) —(0.2)(9.9)(104.1)(9.9)

Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains

(losses) from plan amendments and curtailments — — 62.7 — — — —

Other adjustments to operating earnings (1)(7.6)(8.2)(20.0)(12.6)(10.7)(15.8)(23.5)

Total non-operating adjustments(82.0) 71.5(531.7)(56.7) 223.7(10.5) 195.4

Income (loss) before income taxes 153.1 241.3(243.3) 80.3 486.2 394.4 747.5

Less: Income tax expense (benefit) 17.1 49.0(82.9)(35.9) 119.1 66.1 164.7

Net income (loss) 136.0 192.3(160.4) 116.2 367.1 328.3 582.8

Net income (loss) attributable to noncontrolling interest(25.5) 0.7(53.6) 75.9 81.9(24.8) 108.0

Net income (loss) available to Voya Financial, Inc.‘s common 161.5 191.6 shareholders(106.8) 40.3 285.2 353.1 474.8

(1) Included restucturing expenses (severance, leave write-offs, etc.), certain third-party expenses and deal incentives related to the divestment of the Company by ING Group, and expenses associated with the rebranding of Voya Financial, Inc from ING U.S., Inc.

Voya Financial Page 64 of 82 Reconciliation of Operating Revenues by Segment

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Operating revenues

Retirement 722.3 937.7 662.5 1,137.3 593.8 1,660.0 1,194.3

Annuities 319.1 303.0 322.2 314.4 310.4 622.1 626.0

Investment Management 142.4 132.2 147.9 152.6 158.6 274.6 321.7

Individual Life 624.9 624.0 614.9 670.1 662.9 1,248.9 1,331.7

Employee Benefits 400.8 399.7 383.4 376.7 376.2 800.5 747.1

Ongoing Business 2,209.5 2,396.6 2,130.9 2,651.1 2,101.9 4,606.1 4,220.8

Corporate 17.5 12.9 16.7 14.1 18.6 30.4 39.0

Total Closed Blocks 15.4 15.8 13.8 14.9 16.0 31.2 37.9

Total operating revenues 2,242.4 2,425.3 2,161.4 2,680.1 2,136.5 4,667.7 4,297.7

Adjustments

Closed Block Variable Annuity 362.0 453.0(127.4) 789.0 658.5 815.0 922.9

Net realized investment gains (losses) and related

charges and adjustments(39.6)(107.7)(86.0)(97.8)(19.1)(147.3) 34.0

Gain (loss) on change in fair value of derivatives

related to guaranteed benefits 35.6 130.1(38.7) 119.9 44.4 165.7(9.2)

Revenues (losses) related to business exited through

reinsurance or divestment 66.1 58.5 9.9 27.3(52.2) 124.6(11.6)

Revenues (loss) attributable to noncontrolling interests 3.5 22.5 17.7 146.8 159.8 26.0 249.6

Other adjustments to operating revenues (1) 26.0 27.6 35.9 31.1 40.2 53.6 89.1

Total revenue 2,696.0 3,009.3 1,972.8 3,696.4 2,968.1 5,705.3 5,572.5

(1) Includes fee income earned by the Company’s broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company’s segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

Voya Financial Page 65 of 82 Reconciliation of Ongoing Business Adjusted Operating Earnings to Net Income (Loss)

Three Months Ended Twelve Months Ended

(in millions USD) 6/30/2016 3/31/2016 6/30/2015 6/30/2016 3/31/2016 12/31/2015 12/31/2014 12/31/2013 12/31/2012

Net Income (loss) 136.0 192.3 367.1 284.1 515.2 538.6 2,532.7 788.6 628.2

Less: Net income (loss) attributable to noncontrolling

interest(25.5) 0.7 81.9(2.5) 104.9 130.3 237.7 190.1 138.2

Net Income (loss) available to Voya Financial, Inc.‘s

common shareholders 161.5 191.6 285.2 286.6 410.3 408.3 2,295.0 598.5 490.0

Less: Adjustments to operating earnings

Closed Block Variable Annuity 56.5 46.0 180.5(221.9)(97.9)(173.3)(239.2)(1,211.3)(675.3)

Net Investment gains (losses) and related charges and

adjustments(24.7)(60.4)(9.4)(209.4)(194.1)(83.3) 215.1 212.1 455.5

Other adjustments(88.3) 85.2(29.3)(165.1)(106.1)(266.7)(643.0) 296.6(213.7)

Total Adjustments to operating earnings before tax effect(56.5) 70.8 141.8(596.4)(398.1)(523.3)(667.1)(702.6)(433.5)

Income taxes on adjustments to operating earnings (1) 19.8(24.8)(49.6) 208.7 139.3 183.2 233.5 245.9 151.7

Total Adjustments to operating earnings, after tax(1)(36.7) 46.0 92.2(387.7)(258.8)(340.1)(433.6)(456.7)(281.8)

Less: Difference between actual tax (expense) benefit

and assumed tax rate 38.3 30.1 14.5 109.7 85.9 83.7 1,928.7 230.6 174.9

Operating earnings, after-tax (1) 159.9 115.5 178.5 564.6 583.2 664.7 799.9 824.6 596.9

Less: Income taxes (1)(75.2)(54.3)(84.0)(265.7)(274.5)(312.8)(430.7)(444.0)(321.4)

Total operating earnings before income taxes 235.1 169.8 262.5 830.3 857.7 977.5 1,230.6 1,268.6 918.3

Less: Corporate(94.3)(73.0)(53.3)(325.0)(284.0)(259.2)(170.4)(210.6)(182.3)

Less: Closed Block Other 1.9 3.8 4.0 10.3 12.4 22.4 24.7 50.6 109.7

Operating earnings before income taxes for Ongoing

Business 327.5 239.0 311.8 1,145.0 1,129.3 1,214.3 1,376.3 1,428.6 990.9

Less: DAC/VOBA and other intangibles unlocking (2) 19.6(0.4)(7.0)(46.0)(72.6)(67.5)(21.6) 133.2(77.0)

Less: Other Operating Adjustments (3) — — — — — — 20.0 83.6(25.3)

Ongoing Business adjusted operating earnings before

income taxes 307.9 239.4 318.8 1,191.0 1,201.9 1,281.8 1,377.9 1,211.8 1,093.2

(1) Assumes a 32% tax rate for 2015 and later and 35% tax rate for 2014 and earlier on operating earnings and all components of operating earnings described as “after-tax.” A 35% tax rate is applied to all non-operating items. The 32% tax rate for operating earnings and components reflects the estimated benefit of the dividend received deduction related to Ongoing Business. (2) DAC/VOBA and other intangibles unlocking excludes unlocking on net investment income from Lehman Recovery/LIHTC.

(3) Includes the net gain included in operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement and the losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships (“LIHTC”) as a means of exiting this asset class (2013), a gain related to the amendment or recapture of certain reinsurance agreements (2014) and the net loss included in operating earnings from the sale of certain alternative investments and investment income associated with assets disposed of during the portfolio restructuring effected during 2012.

Voya Financial Page 66 of 82 Reconciliation of Adjusted Operating Earnings

Three Months Ended June 30, 2016

Closed Corporate

Block and Other

Investment Individual Employee Ongoing Variable Closed

(in millions USD, unless otherwise indicated) Retirement Annuities Management Life Benefits Business Annuity Blocks Consolidated

Operating earnings before income taxes 140.5 72.6 31.8 50.3 32.3 327.5 — 92.4 235.1

Less:

Interest expense — — — — — — —(49.0)(49.0)

DAC/VOBA and other intangibles unlocking 10.7 14.4 —(4.0)(1.5) 19.6 — — 19.6

Adjusted operating earnings before interest 129.8 58.2 31.8 54.3 33.8 307.9 —(43.4) 264.5

Income tax expense 41.5 18.6 10.2 17.4 10.8 98.5 —(13.9) 84.6

Adjusted operating earnings before interest

and after income taxes 88.3 39.6 21.6 36.9 23.0 209.4 —(29.5) 179.9

Three Months Ended March 31, 2016

Closed Corporate

Block and Other

Investment Individual Employee Ongoing Variable Closed

(in millions USD, unless otherwise indicated) Retirement Annuities Management Life Benefits Business Annuity Blocks Consolidated

Operating earnings before income taxes 103.7 50.7 22.7 41.1 20.8 239.0(69.2) 169.8

Less:

Interest expense(48.7)(48.7)

DAC/VOBA and other intangibles unlocking 1.8 8.0 —(7.9)(2.3)(0.4) — —(0.4)

Adjusted operating earnings before interest 101.9 42.7 22.7 49.0 23.1 239.4 —(20.5) 218.9

Income tax expense 32.6 13.7 7.3 15.7 7.4 76.7 —(6.6) 70.1

Adjusted operating earnings before interest

and after income taxes 69.3 29.0 15.4 33.3 15.7 162.7 —(13.9) 148.8

Voya Financial Page 67 of 82 Reconciliation of Adjusted Operating Earnings

Three Months Ended June 30, 2015

Closed Corporate

Block and Other

(in millions USD, unless otherwise Investment Individual Employee Ongoing Variable Closed

indicated) Retirement Annuities Management Life Benefits Business Annuity Blocks Consolidated

Operating earnings before income taxes 128.4 61.0 47.0 37.7 37.7 311.8 —(49.3) 262.5

Less:

Interest expense — — — — — — —(49.9)(49.9)

DAC/VOBA and other intangibles

unlocking 3.5 5.0 —(14.6)(0.9)(7.0) — —(7.0)

Adjusted operating earnings before interest 124.9 56.0 47.0 52.3 38.6 318.8 — 0.6 319.4

Income tax expense 40.0 17.9 15.0 16.7 12.4 102.0 — 0.2 102.2

Adjusted operating earnings before

interest and after income taxes 84.9 38.1 32.0 35.6 26.2 216.8 — 0.4 217.2

Voya Financial Page 68 of 82 Reconciliation of Adjusted Operating Earnings; Adjusted Operating Return on Capital

Twelve Months Ended June 30, 2016

Closed Corporate

Block and Other

Investment Individual Employee Ongoing Variable Closed

(in millions USD, unless otherwise indicated) Retirement Annuities Management Life Benefits Business Annuity Blocks Consolidated

Operating earnings before income taxes 461.9 236.7 142.5 183.0 120.9 1,145.0(314.7) 830.3

Less:

Interest expense —(194.3)(194.3)

DAC/VOBA and other intangibles unlocking(24.0) 20.4 —(35.8)(6.6)(46.0) —(46.0)

Net gain from Lehman Recovery/LIHTC (1) — — — — — — 1.6 1.6

Adjusted operating earnings before interest 485.9 216.3 142.5 218.8 127.5 1,191.0 —(122.0) 1,069.0

Income tax expense 155.5 69.2 45.6 70.0 40.8 381.1(39.0) 342.1

Adjusted operating earnings before interest

and after income taxes 330.4 147.1 96.9 148.8 86.7 809.9 —(83.0) 726.9

Average Capital (2) 3,957 1,656 325 2,127 388 8,453 3,088 4,068 15,609

Adjusted Operating Return on Capital 8.3% 8.9% 29.8% 7.0% 22.3% 9.6% — N/M 4.7%

Twelve Months Ended March 31, 2016

Closed Corporate

Block and Other

Investment Individual Employee Ongoing Variable Closed

(in millions USD, unless otherwise indicated) Retirement Annuities Management Life Benefits Business Annuity Blocks Consolidated

Operating earnings before income taxes 449.8 225.1 157.7 170.4 126.3 1,129.3(271.6) 857.7

Less:

Interest expense(195.2)(195.2)

DAC/VOBA and other intangibles unlocking(31.2) 11.0 —(46.4)(6.0)(72.6) —(72.6)

Net gain from Lehman Recovery/LIHTC (1) — — — — — — 1.6 1.6

Adjusted operating earnings before interest 481.0 214.1 157.7 216.8 132.3 1,201.9 —(78.0) 1,123.9

Income tax expense 153.9 68.5 50.5 69.4 42.3 384.6(24.9) 359.7

Adjusted operating earnings before interest

and after income taxes 327.1 145.6 107.2 147.4 90.0 817.3 —(53.1) 764.2

Average Capital (2) 3,966 1,683 331 2,217 390 8,587 2,919 4,248 15,754

Adjusted Operating Return on Capital 8.2% 8.7% 32.3% 6.6% 23.1% 9.5% — N/M 4.9%

(1) Includes the net gain included in operating earnings from a distribution of cash in conjunction with a Lehman Brothers bankruptcy settlement (“Lehman Recovery”) and the losses on certain receivables associated with the previously disposed Low Income Housing Tax Credit partnerships (“LIHTC”). Collectively, the Lehman Recovery and LIHTC losses are referred to as “Net gain from Lehman Recovery/LIHTC”.

(2) Includes capital impacts related to the 2015 Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2015

Voya Financial Page 69 of 82 Reconciliation of Adjusted Operating Earnings; Adjusted Operating Return on Capital

Twelve Months Ended December 31, 2015

Closed Corporate

Block and Other

Investment Individual Employee Ongoing Variable Closed

(in millions USD, unless otherwise indicated) Retirement Annuities Management Life Benefits Business Annuity Blocks Consolidated

Operating earnings before income taxes 470.6 243.0 181.9 172.7 146.1 1,214.3 —(236.8) 977.5

Less:

Interest expense — — — — — — —(194.5)(194.5)

DAC/VOBA and other intangibles unlocking(37.2) 12.5 —(38.4)(4.4)(67.5) — —(67.5)

Net gain from Lehman Recovery/LIHTC (1) — — — — — — — 1.6 1.6

Adjusted operating earnings before interest 507.8 230.5 181.9 211.1 150.5 1,281.8 —(43.9) 1,237.9

Income tax expense 162.5 73.8 58.2 67.6 48.2 410.3 —(14.0) 396.3

Adjusted operating earnings before

interest and after income taxes 345.3 156.7 123.7 143.5 102.3 871.5 —(29.9) 841.6

Average Capital (2) 3,965 1,689 329 2,327 387 8,697 2,803 4,467 15,967

Adjusted Operating Return on Capital 8.7% 9.3% 37.6% 6.2% 26.5% 10.0% — N/M 5.3%

Twelve Months Ended December 31, 2014

Closed Corporate

Block and Other

Investment Individual Employee Ongoing Variable Closed

(in millions USD, unless otherwise indicated) Retirement Annuities Management Life Benefits Business Annuity Blocks Consolidated

Operating earnings before income taxes 517.8 262.0 210.3 237.3 148.9 1,376.3 —(145.7) 1,230.6

Less:

Interest expense — — — — — — —(188.0)(188.0)

DAC/VOBA and other intangibles unlocking(30.0) 26.4 —(10.2)(7.8)(21.6) — —(21.6)

Gain on reinsurance recapture — — — 20.0 — 20.0 — — 20.0

Net gain from Lehman Recovery/LIHTC (1) — — — — — — — 4.0 4.0

Adjusted operating earnings before interest 547.8 235.6 210.3 227.5 156.7 1,377.9 — 38.3 1,416.2

Income tax expense 191.7 82.5 73.6 79.6 54.8 482.2 — 13.4 495.6

Adjusted operating earnings before

interest and after income taxes 356.1 153.1 136.7 147.9 101.9 895.7 — 24.9 920.6

Average Capital 3,891 1,694 310 2,781 352 9,028 3,233 3,023 15,284

Adjusted Operating Return on Capital 9.2% 9.0% 44.2% 5.3% 28.9% 9.9% — N/M 6.0%

(1) Includes the net gain included in operating earnings from a distribution of cash in conjunction with a Lehman Brothers bankruptcy settlement (“Lehman Recovery”) and the losses on certain receivables associated with the previously disposed Low Income Housing Tax Credit partnerships (“LIHTC”). Collectively, the Lehman Recovery and LIHTC losses are referred to as “Net gain from Lehman Recovery/LIHTC”.

(2) Includes capital impacts related to the 2015 Term Life Coinsurance Agreement in our Individual Life segment effective 10/1/2015

Voya Financial Page 70 of 82 Reconciliation of Adjusted Operating Earnings; Adjusted Operating Return on Capital

Twelve Months Ended December 31, 2013

Closed Corporate

Block and Other

Investment Individual Employee Ongoing Variable Closed

(in millions USD, unless otherwise indicated) Retirement Annuities Management Life Benefits Business Annuity Blocks Consolidated

Operating earnings before income taxes 595.8 293.8 178.1 254.8 106.1 1,428.6 —(160.0) 1,268.6

Less:

Interest expense — — — — — — —(179.7)(179.7)

DAC/VOBA and other intangibles unlocking 45.6 83.3 — 4.8(0.5) 133.2 — — 133.2

Net gain from Lehman Recovery/LIHTC (1) 12.9 13.5 13.2 39.7 4.3 83.6 — 3.4 87.0

Adjusted operating earnings before interest 537.3 197.0 164.9 210.3 102.3 1,211.8 — 16.3 1,228.1

Income tax expense 188.1 69.0 57.7 73.6 35.8 424.2 — 5.7 429.9

Adjusted operating earnings before

interest and after income taxes 349.2 128.0 107.2 136.7 66.5 787.6 — 10.6 798.2

Average Capital 3,915 1,762 303 2,804 354 9,137 3,235 2,104 14,476

Adjusted Operating Return on Capital 8.9% 7.3% 35.4% 4.9% 18.8% 8.6% — N/M 5.5%

Twelve Months Ended December 31, 2012

Closed Corporate

Block and Other

Investment Individual Employee Ongoing Variable Closed

(in millions USD, unless otherwise indicated) Retirement Annuities Management Life Benefits Business Annuity Blocks Consolidated

Operating earnings before income taxes 448.6 102.2 134.5 196.2 109.4 990.9 —(72.6) 918.3

Less:

Interest expense — — — — — — —(127.8)(127.8)

DAC/VOBA and other intangibles unlocking 5.8(86.2) — 3.4 —(77.0) — —(77.0)

Net gain from Lehman Recovery/LIHTC (1) — — — — — — — — —

Impact of investment portfolio restructuring(2)(31.2)(11.2) 2.2 14.8 0.1(25.3) —(5.8)(31.1)

Adjusted operating earnings before interest 474.0 199.6 132.3 178.0 109.3 1,093.2 — 61.0 1,154.2

Income tax expense 165.9 69.9 46.3 62.3 38.3 382.7 — 21.4 404.1

Adjusted operating earnings before

interest and after income taxes 308.1 129.7 86.0 115.7 71.0 710.5 — 39.6 750.1

Average Capital 4,308 2,210 289 2,702 421 9,930 3,394 587 13,911

Adjusted Operating Return on Capital 7.2% 5.9% 29.8% 4.3% 16.9% 7.2% — N/M 5.4%

(1) Includes the net gain included in operating earnings from a distribution of cash in conjunction with a Lehman Brothers bankruptcy settlement (“Lehman Recovery”) and the losses on certain receivables associated with the previously disposed Low Income Housing Tax Credit partnerships (“LIHTC”). Collectively, the Lehman Recovery and LIHTC losses are referred to as “Net gain from Lehman Recovery/LIHTC”.

(2) Includes the net loss included in operating earnings from the sale of certain alternative investments and investment income associated with assets disposed of during the portfolio restructuring effected during 2012.

Voya Financial

Reconciliation of Ongoing Business Adjusted Return On Equity and Capital

Twelve Months Ended

6/30/2016 3/31/2016 12/31/2015 12/31/2014 12/31/2013 12/31/2012

GAAP Return on Equity 2.0% 2.8% 2.7% 15.8% 4.4% 3.7%

Effect of Adjustments to Ongoing Business Adjusted Operating Earnings After Income Tax and Ongoing Business Equity and Capital:

Exclusion of AOCI 1.7% 1.7% 2.0% 2.3% 2.1% 2.0%

DAC/VOBA and Other Intangible Unlocking Excluded from Ongoing Business

Adjusted Operating Earnings 0.3% 0.5% 0.4% 0.1% (1.0)% 0.6%

Other Adjustments to Ongoing Business adjusted Operating Earnings — — — (0.1)% (0.6)% 0.2 % Exclusion of Corporate and Closed Block Other Operating Earnings Before Income Taxes and Allocated Capital 2.4% 2.2% 2.2% 2.0% 0.8% (0.1)% Exclusion of Capital Allocated to Deferred Tax Assets 1.7% 1.7% 1.7% 0.2% — —Effect of Calculated Interest Expense and Assumed 25% Debt-to-Capital Ratio (vs actual) (0.5)% (0.5)% (0.6)% (0.5)% (0.6)% (1.0)%

Exclusion of Closed Block Variable Annuity Result and Allocated Capital 4.0% 3.0% 3.4% 4.3% 12.0% 7.3 % Exclusion of Net Investment Gains and Losses 1.5% 1.3% 0.6% (1.5)% (1.6)% (3.5)%

Exclusion of Net Guaranteed Benefit Hedging Gains and Losses (0.3)% (0.3)% 0.6% 0.1% (0.1)% (0.7)% Exclusion of Income (Loss) Related to Business Exited Through Reinsurance or Divestment 0.8% 1.1% 1.1% 1.1% 0.4% —Exclusion of Loss Related to Early Extinguishment of Debt 0.7% 0.1% 0.1% — — —

Exclusion of Immediate Recognition of Net Actuarial Gains (Losses) Related to Pension and Other Postretirement Benefit Obligations and Gains (Losses) from

Plan Amendments and Curtailments (0.4)% (0.4)% (0.4)% 2.6% (3.0)% 1.3 % Effect of Other Adjustments to Operating Earnings 0.4% 0.3% 0.5% 0.6% 0.5% 1.1%

Effect of Assumed Tax Rate vs actual effective tax rate (4.1)% (1.7)% (1.9)% (21.3)% (3.1)% (2.6)% Other Income Tax Effects 1.3% (0.4)% (0.3)% 6.4% 0.1% — %

Ongoing Business Adjusted Operating Return on Equity 11.5% 11.4% 12.1% 12.1% 10.3% 8.3%

Inclusion of debt (based on 25% debt to capital ratio) (2.8)% (2.8)% (3.0)% (3.1)% (2.6)% (2.0)% Exclusion of assumed interest expense 0.9% 0.9% 0.9% 0.9% 0.9% 0.9%

Ongoing Business Adjusted Operating Return on Capital 9.6% 9.5% 10.0% 9.9% 8.6% 7.2%

Voya Financial Page 72 of 82 Impacts of Prepayments and Alternative Income Above (Below) Long-Term Expectations on ROC/ROE

Twelve Months Ended

(in basis points) 6/30/2016 3/31/2016 12/31/2015 12/31/2014 12/31/2013

Prepayments Above (Below) Long-term Expectations (1)

Effect on ROC:

Retirement 59 39 49 26 4

Annuities 82 56 69 33 18

Investment Management — — — ——

Life 23 24 41 14 12

Employee Benefits 39 43 35 4 29

Total Ongoing Business 51 37 48 22 10

Effect on Ongoing Business ROE 68 50 64 29 13

Alternatives Above (Below) Long-term Expectations (1)

Effect on ROC:

Retirement(76)(63)(44) 1 23

Annuities(103)(86)(61) 14 29

Investment Management(1,029)(767)(326) 139 271

Life(52)(41)(27) 12 18

Employee Benefits(83)(70)(49) 11 31

Total Ongoing Business(112)(89)(53) 12 30

Effect on Ongoing Business ROE(150)(119)(71) 16 40

Prepayments and Alternative Income Above (Below) Long-Term Expectations (1)

Effect on ROC:

Retirement(17)(24) 5 27 27

Annuities(21)(30) 8 47 47

Investment Management(1,029)(767)(326) 139 271

Life(29)(17) 14 26 30

Employee Benefits(44)(27)(14) 15 60

Total Ongoing Business(61)(52)(5) 34 40

Effect on Ongoing Business ROE(82)(69)(7) 45 53

(1) Basis point impacts are after DAC and after tax.

Voya Financial Page 73 of 82 Calculation of ROE and ROC

Three Months Ended Twelve Months Ended

(in millions USD, unless otherwise indicated) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 12/31/2015

GAAP Return on Equity:

Net income (loss) available to Voya Financial, Inc.‘s common shareholders 161.5 191.6(106.8) 40.3 285.2 286.6 408.3

Voya Financial, Inc. shareholders’ equity: end of period 15,339 14,461 13,436 14,286 14,856 15,339 13,436

Voya Financial, Inc. shareholders’ equity: average for period 14,900 13,949 13,861 14,571 15,500 14,320 15,019

GAAP Return on Equity 4.3% 5.5%(3.1)% 1.1% 7.4% 2.0% 2.7%

Ongoing Business Adjusted Operating Return on Capital and Adjusted

Operating Return on Equity:

Ongoing Business adjusted operating earnings before income taxes 307.9 239.4 340.6 303.1 318.8 1,191.0 1,281.8

Income taxes on adjusted operating earnings (1)(98.5)(76.6)(109.0)(97.0)(102.0)(381.1)(410.3)

Ongoing Business adjusted operating earnings after income taxes 209.4 162.8 231.6 206.1 216.8 809.9 871.5

Interest expense after-tax (2)(18.8)(19.7)(19.7)(20.6)(20.9)(78.8)(82.1)

Ongoing Business adjusted operating earnings after income taxes and interest expense 190.6 143.1 211.9 185.5 195.9 731.1 789.4

End of period capital for Ongoing Business 8,256 8,370 8,377 8,643 8,841 8,256 8,377

Average capital for Ongoing Business 8,313 8,374 8,377 8,743 8,852 8,453 8,697

Average debt (based on 25% debt-to-capital ratio)(2,078)(2,094)(2,094)(2,186)(2,213)(2,113)(2,175)

Average equity for Ongoing Business 6,235 6,280 6,283 6,557 6,639 6,340 6,522

Adjusted Operating Return on Capital for Ongoing Business 10.1% 7.8% 11.1% 9.4% 9.8% 9.6% 10.0%

Adjusted Operating Return on Equity for Ongoing Business (2) 12.2% 9.1% 13.5% 11.3% 11.8% 11.5% 12.1%

(1) Assumes a 32% tax rate on operating earnings described as “after tax”.

(2) Assumes debt-to-capital ratio of approximately 25% and the actual weighted average pre-tax interest rate for all periods presented.

Voya Financial Page 74 of 82 Reconciliation of Operating Earnings Per Share; Book Value Per Share, Excluding AOCI

Three Months Ended or As of Year-to-Date or As of

(in whole dollars) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Net income (loss) available to Voya Financial, Inc.‘s common shareholders per common share (Diluted) 0.79 0.92(0.49) 0.18 1.24 1.71 2.02

Exclusion of per share impact of:

Closed Block Variable Annuity(0.18)(0.14) 0.95 0.02(0.51)(0.32)(0.42)

Net investment gains (losses) and related charges and adjustments 0.08 0.19 0.18 0.19 0.03 0.27(0.11)

Net guaranteed benefit hedging gains (losses) and related charges and adjustments(0.07)(0.29) 0.12 0.09(0.07)(0.36) 0.06

Income (loss) related to businesses exited through reinsurance or divestment — — 0.31 0.05 0.09(0.01) 0.13

Income (loss) on early extinguishment of debt 0.33 0.01 — — 0.03 0.33 0.03

Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains

(losses) from plan amendments and curtailments — —(0.19) — — — —

Other adjustments to operating earnings 0.02 0.03 0.06 0.04 0.03 0.05 0.06

Effect of assumed tax rate vs actual effective tax rate(0.18)(0.17)(0.03)(0.15)(0.06)(0.34)(0.17)

Consolidated Operating earnings per share (Diluted) 0.79 0.55 0.91 0.42 0.78 1.33 1.60

Book value per share, including AOCI 76.62 70.89 64.26 66.35 65.65 76.62 65.65

Per share impact of AOCI(17.18)(12.14)(6.82)(9.50)(9.32)(17.18)(9.32)

Book value per share, excluding AOCI 59.44 58.75 57.44 56.85 56.33 59.44 56.33

Voya Financial Page 75 of 82 Reconciliation of Average Capital; Debt to Capital, Excluding AOCI

Three Months Ended or As of Twelve Months Ended or As of

(in millions USD, unless otherwise indicated) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 12/31/2014 12/31/2013 12/31/2012

Voya Financial, Inc. shareholders’ equity: end

of period 15,338.9 14,461.3 13,435.8 14,286.1 14,855.8 16,146.2 13,315.2 13,919.9

AOCI 3,439.7 2,476.2 1,424.9 2,045.7 2,109.2 3,103.7 1,849.1 3,710.7

Voya Financial, Inc. shareholders’ equity

excluding AOCI end of period 11,899.2 11,985.1 12,010.9 12,240.4 12,746.6 13,042.5 11,466.1 10,209.2

Long—Term Debt 3,547.5 3,455.9 3,459.8 3,458.7 3,458.3 3,486.5 3,481.1 3,796.3

End of Period Capital 15,446.7 15,441.0 15,470.7 15,699.1 16,204.9 16,529.0 14,947.2 14,005.5

Closed Block Variable Annuity, Corporate, and

Other Closed Blocks 7,190.7 7,071.0 7,093.7 7,056.1 7,363.9 7,752.0 5,731.2 4,182.5

End of Period Capital for Ongoing Business 8,256.0 8,370.0 8,377.0 8,643.0 8,841.0 8,777.0 9,216.0 9,823.0

Adjustments to TTM Average Capital (1) 197.0 217.0 320.0 152.0 40.0 251.0(79.0) 107.0

Average Capital for Ongoing Business-TTM (1) 8,453.0 8,587.0 8,697.0 8,795.0 8,881.0 9,028.0 9,137.0 9,930.0

Debt to capital, including AOCI 18.8% 19.3% 20.5% 19.5% 18.9% 17.8% 20.7% 21.4%

Capital impact of AOCI 4.2% 3.1% 1.9% 2.5% 2.4% 3.3% 2.6% 5.7%

Debt to capital, excluding AOCI 23.0% 22.4% 22.4% 22.0% 21.3% 21.1% 23.3% 27.1%

(1) Trailing Twelve Months Calculation

Voya Financial Page 76 of 82 Ongoing Business Sources of Earnings Reconciliation

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Investment spread and other investment income:

Net investment income and net realized gains (losses)

Retirement 419.4 400.7 411.9 395.1 382.1 820.1 771.0

Annuities 269.3 255.1 273.1 264.8 263.2 524.4 530.2

Investment Management(8.6)(14.7)(8.8) 0.4 3.4(23.3) 9.5

Individual Life 210.7 207.9 217.4 218.8 220.8 418.6 443.2

Employee Benefits 27.5 25.4 26.8 26.8 28.0 52.9 54.5

Total Ongoing Business 918.3 874.4 920.4 905.9 897.5 1,792.7 1,808.4

Adjustments:

Interest credited(526.6)(523.5)(528.7)(530.1)(519.6)(1,050.1)(1,035.3)

Credit facility fees(1.9)(1.8)(2.1)(2.1)(2.3)(3.7)(4.3)

Other(3.6)(4.5)(3.9)(3.9)(3.0)(8.1)(7.6)

Total(532.1)(529.8)(534.7)(536.1)(524.9)(1,061.9)(1,047.2)

Ongoing investment spread and other investment income 386.2 344.6 385.7 369.8 372.6 730.8 761.2

Fee based margin:

Fee income

Retirement 170.2 165.1 179.4 180.9 188.9 335.3 375.8

Annuities 16.4 15.8 16.4 16.0 16.0 32.2 31.2

Investment Management 144.4 139.3 145.1 145.0 147.6 283.7 294.5

Individual Life 300.2 297.2 283.1 307.0 287.0 597.4 582.3

Employee Benefits 15.8 15.8 16.0 21.0 15.5 31.6 31.3

Total 647.0 633.2 640.0 669.9 655.0 1,280.2 1,315.1

Other revenue

Retirement 18.1 17.3 15.8 17.7 19.1 35.4 33.1

Annuities 3.9 4.3 3.5 3.5 3.9 8.2 7.5

Investment Management 6.6 7.6 11.6 7.2 7.6 14.2 17.7

Individual Life 3.7 4.4 4.6 4.1 3.7 8.1 8.2

Employee Benefits(1.1)(1.0)(1.4)(1.3)(1.7)(2.1)(3.1)

Total 31.2 32.6 34.1 31.2 32.6 63.8 63.4

Total Ongoing Business 678.2 665.8 674.1 701.1 687.6 1,344.0 1,378.5

Adjustments:

Surrender fees and MVA charges(5.3)(4.8) 0.1(6.8)(7.2)(10.1)(9.5)

Insurance Solutions FAS 97 fees and unearned revenue

reserve amortization/unlocking(310.8)(307.9)(293.8)(322.5)(297.0)(618.7)(602.4)

Other(0.1)(1.2)(3.1) 0.9(0.3)(1.3)(1.5)

Total(316.2)(313.9)(296.8)(328.4)(304.5)(630.1)(613.4)

Ongoing fee based margin 362.0 351.9 377.3 372.7 383.1 713.9 765.1

Voya Financial Page 77 of 82 Ongoing Business Sources of Earnings Reconciliation

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Net underwriting gain (loss) and other revenue:

Premiums

Retirement 114.6 354.6 55.4 543.6 3.7 469.2 14.4

Annuities 29.5 27.8 29.2 30.1 27.3 57.3 57.1

Investment Management — — — — — — —

Individual Life 110.3 114.5 109.8 140.2 151.4 224.8 298.0

Employee Benefits 358.6 359.5 342.0 330.2 334.4 718.1 664.4

Total 613.0 856.4 536.4 1,044.1 516.8 1,469.4 1,033.9

Interest credited and other policyholder benefits

Retirement(342.7)(576.6)(278.6)(759.9)(214.2)(919.3)(430.8)

Annuities(173.0)(175.9)(179.2)(166.0)(177.3)(348.9)(352.7)

Investment Management — — — — — — —

Individual Life(458.1)(458.8)(409.4)(527.5)(495.8)(916.9)(986.4)

Employee Benefits(286.1)(293.5)(282.3)(252.7)(260.1)(579.6)(515.5)

Total(1,259.9)(1,504.8)(1,149.5)(1,706.1)(1,147.4)(2,764.7)(2,285.4)

Total Ongoing Business(646.9)(648.4)(613.1)(662.0)(630.6)(1,295.3)(1,251.5)

Adjustments:

Interest credited 526.6 523.5 528.7 530.1 519.6 1,050.1 1,035.3

Surrender fees and MVA charges 5.3 4.8(0.1) 6.8 7.2 10.1 9.5

Insurance Solutions FAS 97 fees and unearned revenue reserve amortization/unlocking 310.3 307.5 305.9 307.1 294.4 617.8 600.6

Sales inducements amortization and unlocking 8.5 9.3 9.1 13.7 9.0 17.8 16.2

FAS 113 and SOP 03-1 amortization and unlocking 0.3 3.8(2.9) 25.2 15.1 4.1 14.9

Credit facility fees(19.6)(19.5)(18.9)(22.7)(21.8)(39.1)(43.4)

Other 4.2 5.5 5.6(3.4) 4.2 9.7 6.6

Total 835.6 834.9 827.4 856.8 827.7 1,670.5 1,639.7

Ongoing net underwriting gain (loss) and other revenue 188.7 186.5 214.3 194.8 197.1 375.2 388.2

Voya Financial Page 78 of 82 Ongoing Business Sources of Earnings Reconciliation

Three Months Ended Year-to-Date

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015 6/30/2016 6/30/2015

Administrative expenses and trail commissions:

Operating and interest expense

Retirement(213.9)(225.3)(217.9)(210.6)(221.3)(439.2)(441.1)

Annuities(39.0)(40.5)(38.2)(38.1)(38.4)(79.5)(76.0)

Investment Management(110.6)(109.5)(105.5)(107.0)(111.6)(220.1)(227.8)

Individual Life(79.8)(85.6)(84.0)(90.1)(85.4)(165.4)(177.7)

Employee Benefits(77.1)(79.7)(74.3)(71.2)(73.3)(156.8)(143.6)

Total Ongoing Business(520.4)(540.6)(519.9)(517.0)(530.0)(1,061.0)(1,066.2)

Adjustments:

Credit facility fees 21.5 21.3 21.0 24.8 24.1 42.8 47.7

Other(0.3) 0.1 1.2 3.0(0.7)(0.2) 2.8

Total 21.2 21.4 22.2 27.8 23.4 42.6 50.5

Ongoing administrative expenses and trail commissions(499.2)(519.2)(497.7)(489.2)(506.7)(1,018.4)(1,015.8)

DAC/VOBA and other intangibles amortization and unlocking:

Net amortization of DAC/VOBA

Retirement(25.2)(32.1)(28.8)(86.3)(29.9)(57.3)(69.5)

Annuities(34.5)(35.9)(41.9)(59.8)(33.7)(70.4)(67.7)

Investment Management — — — — — —

Individual Life(36.7)(38.5)(19.1)(63.3)(44.0)(75.2)(86.5)

Employee Benefits(5.3)(5.7)(3.2)(8.6)(5.1)(11.0)(9.7)

Total Ongoing Business(101.7)(112.2)(93.0)(218.0)(112.7)(213.9)(233.4)

Adjustments:

Sales inducements amortization and unlocking(8.5)(9.3)(9.1)(13.7)(9.0)(17.8)(16.2)

FAS 113 and SOP 03-1 amortization and unlocking(0.3)(3.8) 2.9(25.2)(15.1)(4.1)(14.9)

Unearned revenue reserve amortization and unlocking 0.5 0.4(12.1) 15.4 2.6 0.9 1.8

Other(0.2) — 0.1 3.4(0.2)(0.2)(0.3)

Total(8.5)(12.7)(18.2)(20.1)(21.7)(21.2)(29.6)

Ongoing DAC/VOBA and other intangibles amortization and

unlocking(110.2)(124.9)(111.2)(238.1)(134.4)(235.1)(263.0)

Voya Financial Page 79 of 82 Reconciliation of Investment Management Operating Margin, Excluding Investment Capital

Three Months Ended Twelve Months ended

(in millions USD, unless otherwise indicated) 6/30/2016 3/31/2016 6/30/2015 6/30/2016 3/31/2016 12/31/2015 12/31/2014 12/31/2013 12/31/2012

Operating revenues (1) 142.4 132.2 158.6 575.1 591.3 622.2 655.4 594.5 545.5

Operating expenses 110.6 109.5 111.6 432.6 433.6 440.3 445.1 429.6 411.0

Operating earnings before income taxes 31.8 22.7 47.0 142.5 157.7 181.9 210.3 164.9 134.5

Operating margin 22.3% 17.2% 29.6% 24.8% 26.7% 29.2% 32.1% 27.7% 24.6%

Operating revenues (1) 142.4 132.2 158.6 575.1 591.3 622.2 655.4 594.5 545.5

Less:

Investment Capital Results (1)(8.6)(14.7) 3.4(31.7)(19.7) 1.1 19.7 23.8 41.6

Revenues excluding Investment Capital 151.0 146.9 155.2 606.8 611.0 621.1 635.7 570.7 503.9

Operating expenses 110.6 109.5 111.6 432.6 433.6 440.3 445.1 429.6 411.0

Operating earnings excluding Investment

Capital 40.4 37.4 43.6 174.2 177.4 180.8 190.6 141.1 92.9

Operating margin excluding Investment

Capital 26.8% 25.5% 28.1% 28.7% 29.0% 29.1% 30.0% 24.7% 18.4%

(1) Excludes gain from Lehman recovery in 2013.

Additional Information

Voya Financial Page 81 of 82 Fixed Maturity Securities —Businesses Exited Through Reinsurance

Balances as of

(in millions USD) 6/30/2016 3/31/2016 12/31/2015 9/30/2015 6/30/2015

Fixed Maturity Securities—Businesses Exited Through Reinsurance

By Security Sector:

U.S. Government agencies and authorities 57.8 58.6 49.7 82.5 61.9

U.S. Corporate—Public 1,156.1 1,075.1 1,064.7 1,337.8 1,353.0

Foreign Government / Agency — — — — —

Foreign Corporate—Public 171.0 166.7 175.9 183.0 192.3

State, municipalities and political subdivisions 135.7 129.5 88.4 105.4 106.5

Residential mortgaged-backed securities:

Agency 51.6 48.8 28.5 55.6 61.5

Non—Agency 71.8 29.5 73.3 76.6 79.1

Total Residential mortgage-backed securities 123.4 78.3 101.8 132.2 140.6

Commercial mortgage-backed securities 139.4 126.5 120.0 124.1 69.0

Other asset-backed securities 13.1 43.7 23.9 42.8 93.4

Total fixed maturities, including securities pledged (1) 1,796.5 1,678.4 1,624.4 2,007.8 2,016.7

Fixed Maturity Securities—Businesses Exited Through Reinsurance Balance as of June 30, 2016

By ARO Rating: Total AAA AA A BBB BB B & Below

Residential mortgaged-backed securities:

Agency 51.6 51.6 — — — — —

Non—Agency 71.8 — — 0.1 0.1 — 71.6

Total Residential mortgage-backed securities 123.4 51.6 — 0.1 0.1 — 71.6

Commercial mortgage-backed securities 139.4 46.3 61.7 21.7 3.6 — 6.1

Other asset-backed securities 13.1 13.1 — — — — —

Total Structured securities 275.9 111.0 61.7 21.8 3.7 — 77.7

Non-structured securities 1,520.6 93.2 180.9 743.3 500.8 2.4 —

Total fixed maturities, including securities pledged (1) 1,796.5 204.2 242.6 765.1 504.5 2.4 77.7

Fixed Maturity Securities—Businesses Exited Through Reinsurance Balance as of June 30, 2016

By NAIC Designation: Total 1 2 3 4 5 6

Residential mortgaged-backed securities:

Agency 51.6 51.6 — — — — —

Non—Agency 71.8 71.8 — — — — —

Total Residential mortgage-backed securities 123.4 123.4 — — — — —

Commercial mortgage-backed securities 139.4 139.4 — — — — —

Other asset-backed securities 13.1 13.1 — — — — —

Total Structured securities 275.9 275.9 — — — — —

Non-structured securities 1,520.6 1,017.8 500.4 2.4 — — —

Total fixed maturities, including securities pledged (1) 1,796.5 1,293.7 500.4 2.4 — — —

(1) Total investments, after consolidation (refer to the “Portfolio Composition” page), include amounts related to businesses exited through reinsurance where assets are retained on the Company’s balance sheet.

Voya Financial Page 82 of 82

Ratings

A.M. Best Fitch Standard & Poor’s Moody’s

Insurance Financial Strength Ratings

Voya Retirement Insurance and Annuity Company A A A A2

Voya Insurance and Annuity Company A A A A2

Midwestern United Life Insurance Company A- NR A NR

ReliaStar Life Insurance Company A A A A2

ReliaStar Life Insurance Company of New York A A A A2

Security Life of Denver Insurance Company A A A A2

Credit Ratings

Voya Financial, Inc.

Long-Term Issuer Credit bbb BBB+ BBB Baa2

Long-Term Senior Unsecured Debt bbb BBB BBB Baa2

Junior Subordinated Debt bb+ BB+ BB+ Baa3 (hyb)

Voya Holdings, Inc.

Long-Term Issuer Credit NR NR BBB Baa2

Investor Information

Corporate Offices: Media Contact: Investor Contact:

Voya Financial Christopher Breslin Darin Arita

230 Park Avenue 212-309-8941 212-309-8999

New York, New York 10169 Christopher.Breslin@voya.com IR@voya.com

NYSE Ticker: Web Site:

VOYA investors.voya.com